UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

SCHEDULE 14A INFORMATION

____________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

SOC TELEMED, INC.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 10, 2021

To Our Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of SOC Telemed, Inc. The Annual Meeting will be held on June 3, 2021. This year, in light of the continued public health impact of the COVID-19 pandemic, the Annual Meeting will be held entirely online. The virtual meeting will also allow for greater participation by all of our stockholders, regardless of their geographic location. You may attend the Annual Meeting online by visiting https://www.cstproxy.com/soctelemed/2021 and entering the control number included on your proxy card or in the instructions that accompanied your proxy materials. The Annual Meeting will begin at approximately 9:00 a.m., Eastern Daylight Time, with online login beginning at 8:50 a.m., Eastern Daylight Time, via a live webcast on the internet.

The matters expected to be acted upon at the Annual Meeting are listed in the Notice of Annual Meeting of Stockholders that follows and more fully described in the accompanying proxy statement. We have also made available or provided our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which contains important business and financial information regarding SOC Telemed.

Your vote is important. Whether or not you plan to attend the Annual Meeting, to ensure that your shares will be represented, please cast your vote as soon as possible via the internet or by telephone, or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend.

On behalf of the Board of Directors, we would like to express our appreciation for your continued support of SOC Telemed.

Sincerely,

John W. Kalix	Steven J. Shulman
Chief Executive Officer and Director	Chairman of the Board

SOC TELEMED, INC.
1768 Business Center Drive, Suite 100
Reston, Virginia 20190

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Thursday, June 3, 2021, at 9:00 a.m., Eastern Daylight Time
Place:

The Annual Meeting can be accessed virtually at https://www.cstproxy.com/soctelemed/2021 and by entering your control number included on the proxy card you received or in the instructions that accompanied your proxy materials.

Items of Business:

1.      To elect the three Class I directors listed in the Proxy Statement.

2.      To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SOC Telemed, Inc. for the fiscal year ending December 31, 2021.

3.      To approve the amendment and restatement of SOC Telemed’s 2020 Employee Stock Purchase Plan.

4.      To approve, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of our Class A common stock as contingent consideration in connection with our acquisition of Access Physicians Management Services Organization, LLC.

5.      To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Record Date:	Only stockholders of record at the close of business on April 19, 2021, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.
Proxy Voting:

It is important that your shares be represented and voted at the Annual Meeting. Each share of Class A common stock that you own represents one vote. You can vote your shares by completing and mailing the enclosed proxy card or by voting on the internet or by telephone. For specific instructions on how to vote your shares, please refer to the section entitled “General Information About the Annual Meeting” beginning on page 1 of the Proxy Statement.

For questions regarding your stock ownership, you may contact us through our investor relations website at www.soctelemed.com or, if you are a registered holder, contact our transfer agent, Continental Stock Transfer & Trust Company, through its website at www.continentalstock.com or by phone at (212) 509-4000.

By Order of the Board of Directors,

Eunice J. Kim
General Counsel and Corporate Secretary
Reston, Virginia
May 10, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 3, 2021: A complete set of proxy materials relating to the Annual Meeting, including this Notice of Annual Meeting of Stockholders, the Proxy Statement, proxy card and annual report on Form 10-K for the fiscal year ended December 31, 2020, are available via the internet at https://www.cstproxy.com/soctelemed/2021.

SOC TELEMED, INC.
1768 Business Center Drive, Suite 100
Reston, Virginia 20190

PROXY STATEMENT
FOR 2021 ANNUAL MEETING OF STOCKHOLDERS
To be held on June 3, 2021

This proxy statement (this “Proxy Statement”) and related proxy materials are being furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors (the “Board”) of SOC Telemed, Inc. (“SOC Telemed” or the “Company”) for use at our 2021 Annual Meeting of Stockholders, to be held virtually at https://www.cstproxy.com/soctelemed/2021 on Thursday, June 3, 2021, at 9:00 a.m., Eastern Daylight Time, or at such other time and place to which the meeting may be adjourned or postponed. References in this Proxy Statement to the “Annual Meeting” also refer to any adjournments, postponements, or changes in location of the Annual Meeting, to the extent applicable. The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”), are first being distributed and made available on or about May 11, 2021.

As used in this Proxy Statement, references to “we,” “us,” “our,” “SOC Telemed” and the “Company” refer to SOC Telemed, Inc. and our consolidated subsidiaries. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

PROXY SUMMARY

This summary highlights information that is described in more detail elsewhere in this Proxy Statement. This summary does not contain all the information you should consider before you vote, and you should read the entire Proxy Statement carefully before voting.

General Information

Annual Meeting of Stockholders
Time and Date:	Thursday, June 3, 2021, at 9:00 a.m., Eastern Daylight Time
Place:	The Annual Meeting can be accessed virtually at https://www.cstproxy.com/soctelemed/2021 and by entering your control number.
Record Date:	The close of business on April 19, 2021 (the “Record Date”).
Voting:	Stockholders as of the close of business on the Record Date are entitled to vote. Each share of Class A common stock that you own represents one vote.

Voting Matters and Board Recommendations

Proposal	Description	Board Vote Recommendation	Page Reference (For More Information)
1	Election of Class I directors	FOR EACH NOMINEE	11
2	Ratification of appointment of PricewaterhouseCoopers LLP as SOC Telemed’s independent registered public accounting firm for 2021	FOR	16
3	Approval of the amendment and restatement of SOC Telemed’s 2020 Employee Stock Purchase Plan	FOR	18
4	Approval of the issuance of Class A common stock as contingent consideration in connection with the acquisition of Access Physicians	FOR	25

i

General Information About the Annual Meeting

What is SOC Telemed?

We were incorporated in Delaware in September 2019 and formed as a special purpose acquisition company known as Healthcare Merger Corp. (“HCMC”) for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our legacy business (“Legacy SOC Telemed”) was founded in 2004. On October 30, 2020, we completed the acquisition of Legacy SOC Telemed pursuant to an Agreement and Plan of Merger, dated as of July 29, 2020 (the “Merger Agreement”), by and among us, Sabre Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of HCMC, Sabre Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of HCMC, and Specialists On Call, Inc., a Delaware corporation. We collectively refer to the transactions contemplated by the Merger Agreement as the “Merger” or the “Merger Transaction.” As part of the Merger Transaction, we changed our name from Healthcare Merger Corp. to SOC Telemed, Inc.

Upon the closing of the Merger Transaction, the executive officers of HCMC resigned, and the executive officers of Legacy SOC Telemed were appointed to be the executive officers of the Company. In addition, certain members of the HCMC board of directors and the Legacy SOC Telemed board of directors resigned from their respective boards, and the new board of directors of the Company was established. Further, for accounting purposes, HCMC was deemed to be the acquired entity in the Merger Transaction. Therefore, this Proxy Statement presents certain information regarding HCMC, its former executive officers and members of its board of directors during our fiscal year ended December 31, 2020.

Why did I receive these proxy materials?

SOC Telemed has sent you these proxy materials because the Board is soliciting your proxy to vote at the Annual Meeting.

We intend to mail these proxy materials on or about May 11, 2021, to all stockholders of record entitled to vote at the Annual Meeting.

What proxy materials are available on the internet?

This Proxy Statement and the Annual Report are available through our investor relations website at www.soctelemed.com and at the Annual Meeting Website (as described below). However, you can only vote your shares at the Annual Meeting Website. Please have the control number on your proxy card available.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote upon the proposals described in this Proxy Statement.

How do I attend the Annual Meeting?

We will host the Annual Meeting live via the internet. You will not be able to attend the meeting in person. Participation in and attendance at the Annual Meeting is limited to stockholders as of the close of business on April 19, 2021 (the “Record Date”). Such stockholders can listen to and participate in the Annual Meeting live via the internet at https://www.cstproxy.com/soctelemed/2021 (the “Annual Meeting Website”). The webcast will begin at 9:00 a.m., Eastern Daylight Time, on Thursday, June 3, 2021. Online access will begin at 8:50 a.m., Eastern Daylight Time, and we encourage you to access the Annual Meeting prior to the start time.

A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten days prior to the Annual Meeting for any purpose germane to the meeting at our corporate headquarters at 1768 Business Center Drive, Suite 100, Reston, Virginia 20190. The stockholder list will also be available to stockholders during the meeting at the Annual Meeting Website.

To participate in the Annual Meeting at the Annual Meeting Website, you will need the control number found on your proxy card or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at the Annual Meeting Website.

Why are we having a virtual-only meeting?

This year in light of the continued public health impact of the COVID-19 pandemic and our commitment to support the health, safety and wellness of our communities, stockholders, and other stakeholders, we will hold the Annual Meeting in a virtual-only format, which will be conducted over the internet via live webcast. We intend to hold the virtual Annual Meeting in a manner that affords you the same rights and opportunities to participate as you would have at an in-person meeting.

Will I be able to ask questions at the Annual Meeting?

You will be able to submit written questions during the Annual Meeting by following the instructions that will be available on the Annual Meeting Website during the Annual Meeting. Only questions pertinent to meeting matters or the Company and submitted in accordance with the Annual Meeting’s Rules of Conduct will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. The Annual Meeting’s Rules of Conduct will be available on the Annual Meeting Website.

What proposals are scheduled to be voted on at the Annual Meeting?

Stockholders will be asked to vote upon four proposals. The proposals are:

1.      The election of three Class I directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

2.      The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.      The approval of the amendment and restatement of the SOC Telemed, Inc. 2020 Employee Stock Purchase Plan.

4.      The approval, for purposes of complying with Nasdaq Listing Rule 5635(a), of the issuance of shares of our Class A common stock as contingent consideration in connection with our acquisition of Access Physicians.

Could matters other than Proposal Nos. 1-4 be decided at the meeting?

Our by-laws require that we receive advance notice of any proposal to be brought before a meeting by stockholders, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by the Board will have the discretion to vote on those matters for you.

What is the recommendation of the Board on each of the proposals scheduled to be voted upon at the Annual Meeting?

Unless you give other instructions on your proxy, the persons named as proxy holders on the proxy will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends that you vote your shares:

•        FOR each of the nominees to the Board (Proposal No. 1);

•        FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 2);

•        FOR the approval of the amendment and restatement of the SOC Telemed, Inc. 2020 Employee Stock Purchase Plan (Proposal No. 3); and

•        FOR the approval, for purposes of complying with Nasdaq Listing Rule 5635(a), of the issuance of shares of our Class A common stock as contingent consideration in connection with our acquisition of Access Physicians (Proposal No. 4).

Who can vote at the Annual Meeting?

Stockholders as of the Record Date are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 90,531,319 shares of our Class A common stock outstanding and entitled to vote.

Each share of our Class A common stock as of the close of business on the Record Date is entitled to one vote on each matter presented at the Annual Meeting. There is no cumulative voting.

How do I vote my shares?

You may vote by mail or follow any alternative voting procedure (such as voting by telephone or via the internet) described on your proxy card or your voting instruction card. To use an alternative voting procedure, follow the instructions on each proxy card or voting instruction card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares.

If you are a stockholder of record, you may:

•        Vote at the Annual Meeting.    If you would like to vote at the Annual Meeting, please follow the instructions that will be available on the Annual Meeting Website during the Annual Meeting.

•        Vote by Mail in Advance of the Annual Meeting.    If you received or request a paper proxy card, complete, sign and date the proxy card, then follow the instructions on the card.

•        Vote via the Internet or by Telephone in Advance of the Annual Meeting.    Follow the instructions on the proxy card and have the proxy card available when you access the internet website or place your telephone call.

Votes submitted via the internet or by telephone must be received by 11:59 p.m., Eastern Daylight Time, on June 2, 2021. If you submit your vote by mail, your completed, signed and dated proxy card must be received prior to the Annual Meeting. Submitting your proxy, whether via the internet, by telephone or by mail will not affect your right to vote at the Annual Meeting should you decide to attend the meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee

If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in “street name.” As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the nominee that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

If you are not a stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. Whether or not you plan to attend the meeting, we urge you to vote using your voting instruction card to ensure that your vote is counted.

What if I return my proxy card but do not provide voting instructions?

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of the Board as stated above.

If you hold your shares in street name and do not vote, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described below) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

Can I change my vote or revoke my proxy?

A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

•        Delivering to our Corporate Secretary a written notice stating that the proxy is revoked;

•        Signing and delivering a proxy bearing a later date;

•        Voting again via the internet or by telephone no later than 11:59 p.m., Eastern Daylight Time, on June 2, 2021; or

•        Attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that nominee to revoke any prior voting instructions.

What is the quorum requirement for the Annual Meeting?

The holders of a majority of the voting power of the shares of our Class A common stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting, if you vote in advance of the Annual Meeting by mail, via the internet or by telephone, or if you have properly submitted a proxy.

What vote is required to approve each proposal?

The votes required to approve each proposal are as follows:

•        Proposal No. 1.    Each director will be elected by a plurality of the votes cast by stockholders present in person or by remote communication, if applicable, or represented by proxy and entitled to vote on the proposal, which means that the three individuals nominated for election to the Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL” nominees, to “WITHHOLD FOR ALL” nominees or “FOR ALL EXCEPT” one of the nominees you specify. Votes that are withheld will not be included in the vote tally for the election of directors. If any nominee is unable or unwilling to serve for any reason, proxies may be voted for such substitute nominee as the proxy holder might determine. Proxies may not be voted for more than three directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

•        Proposal No. 2.    Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting represents a majority of the votes cast by stockholders present in person or by remote communication, if applicable, or represented by proxy and entitled to vote on the proposal.

•        Proposal No. 3.    The approval of the amendment and restatement of the SOC Telemed, Inc. 2020 Employee Stock Purchase Plan will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting represents a majority of the votes cast by stockholders present in person or by remote communication, if applicable, or represented by proxy and entitled to vote on the proposal.

•        Proposal No. 4.    The approval, for purposes of complying with Nasdaq Listing Rule 5635(a), of the issuance of shares of our Class A common stock as contingent consideration in connection with our acquisition of Access Physicians will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting represents a majority of the votes cast by stockholders present in person or by remote communication, if applicable, or represented by proxy and entitled to vote on the proposal. Pursuant to IM-5636-2 of the Nasdaq Listing Rules, the shares of Class A common stock issued at the closing of the Acquisition are not entitled to vote on this proposal and will not be counted in determining votes cast for purposes of the proposal.

How are abstentions treated?

If an executed proxy is returned and the stockholder has specifically abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining a quorum, but will not be considered to be a vote cast on such matter. As such, an abstention will have no effect on the outcome of Proposals No. 2, No. 3 and No. 4.

How are “broker non-votes” treated?

If your shares are held by your broker, bank, trustee or other nominee, you will need to obtain a voting form from the institution that holds your shares and follow the instructions included on that voting form regarding how to instruct your broker, bank, trustee or other nominee to vote your shares. If you do not give instructions to your broker, bank, trustee or other nominee, they have discretionary authority to vote your shares with respect to “routine” matters, including Proposal No. 2, the ratification of our independent registered public accounting firm. On matters that are not considered routine, including Proposals No. 1, No. 3 and No. 4, if you do not give instructions to your broker, bank, trustee or other nominee, the nominee may not exercise discretion to vote on these proposals, which will result in a “broker non-vote.” Broker non-votes will not be considered to be a vote cast on such matters, and, as such, they will have no effect on the outcome of Proposals No. 1, No. 3 and No. 4. Accordingly, we encourage you to provide voting instructions to your broker, bank, trustee or other nominee whether or not you plan to attend the meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card via the internet, by telephone or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign and return each proxy card you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

We will pay the expenses of soliciting proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any other information furnished to stockholders. Following the original mailing of the proxy materials, we and our agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means or in person. Following the original mailing of the proxy materials, we will request brokers, custodians, nominees and other record holders to forward copies of the proxy materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote via the internet or by telephone, you are responsible for any internet access or telephone charges you may incur.

Where can I find the voting results?

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the Securities and Exchange Commission (the “SEC”) in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.

Board of Directors and Corporate Governance

SOC Telemed is strongly committed to good corporate governance practices. These practices provide an important framework within which the Board and our management can pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Corporate Governance Guidelines set forth our policies and procedures related to corporate governance and cover topics including director qualifications and responsibilities, board composition and management, and succession planning. Our Corporate Governance Guidelines are available without charge on the investor relations portion of our website, which is located at www.soctelemed.com, by clicking on “Governance Documents” in the “Governance” section of our website.

The Board has adopted a code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is available on the investor relations portion of our website at www.soctelemed.com. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code.

Board Leadership Structure

Our Corporate Governance Guidelines provide that the roles of Chairperson and Chief Executive Officer may be either separate or combined, and the Board exercises its discretion in combining or separating these positions as it deems appropriate in the best interests of our company. In the event that our Chief Executive Officer holds the Chairperson position, the Board, upon the recommendation of the nominating and corporate governance committee, will designate a “lead independent director” by a majority vote of the independent directors, which “lead independent director” shall have the responsibilities set forth in our Corporate Governance Guidelines.

Currently, Steven J. Shulman, an independent director, serves as our Chairperson. The Board believes that separating the positions of Chief Executive Officer and Chairperson allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairperson to lead the Board in its fundamental role of providing independent advice to, and oversight of, management. Mr. Shulman has been the Chairperson of the Board and John W. Kalix has served as our Chief Executive Officer and as a member of the Board since the closing of the Merger Transaction. Both Messrs. Shulman and Kalix were selected to serve in their respective positions due to their extensive leadership and business experience in the healthcare industry.

Our Corporate Governance Guidelines provide the flexibility for the Board to modify this leadership structure as appropriate.

Composition of the Board

Our business and affairs are organized under the direction of the Board. The Board currently consists of nine members. Subject to the terms of the Investor Rights Agreement and our certificate of incorporation and by-laws, the number of directors will be fixed by the Board.

Upon the closing of the Merger Transaction, we entered into the Investor Rights Agreement with SOC Holdings LLC pursuant to which, among other things, SOC Holdings LLC has the right to designate (i) up to five of nine directors for as long as it beneficially owns at least 50% of the issued and outstanding shares of Class A common stock, (ii) up to three of nine directors for so long as it beneficially owns at least 35% but less than 50% of the issued and outstanding shares of Class A common stock, (iii) up to two of seven directors for so long as it beneficially owns at least 15% but less than 35% of the issued and outstanding shares of Class A common stock and (iv) up to one of seven directors for so long as it beneficially owns at least 5% but less than 15% of the issued and outstanding shares of Class A common stock. SOC Holdings LLC has been deemed to have designated Thomas J. Carella and Amr Kronfol for election to the Board. See “Certain Relationships and Related Party Transactions — Investor Rights Agreement.”

In connection with of our acquisition of Access Physicians in March 2021, we entered into the Board Nomination Rights Agreement with Dr. Christopher M. Gallagher pursuant to which, among other things, for so long as Dr. Gallagher beneficially owns at least 75% of the shares of our Class A common stock that he acquired at the closing of the acquisition and remains employed by us, Dr. Gallagher is entitled to serve as a member of the Board. See “Certain Relationships and Related Party Transactions — Board Nomination Rights Agreement.”

Board Role in Risk Oversight

The Board as a whole has responsibility for risk oversight. The Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of the Board and its committees is informed by reports from our management teams that are designed to provide visibility to the Board about the identification, assessment and management of key risks, and our management’s risk mitigation strategies. The Board has primary responsibility for evaluating strategic and operational risk, including related to significant transactions. Our audit committee has primary responsibility for overseeing our major financial and accounting risk exposures, and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our audit committee also has responsibility for overseeing risks related to cybersecurity, data privacy and security. Our compensation committee has responsibility for evaluating risks arising from our compensation policies and practices. Our nominating and corporate governance committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management, as appropriate, provide reports to the Board regarding these and other matters. In connection with the continuing COVID-19 pandemic, the Board together with management has overseen our efforts to mitigate financial and human capital management risk exposures associated with the pandemic.

Director Independence

The Board conducts an annual review of the independence of our directors. The Board has undertaken a review of its composition, the composition of its committees, and the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based on information provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of the members of the Board, other than Mr. Kalix and Dr. Gallagher, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each member of the Board, other than Mr. Kalix and Dr. Gallagher, is “independent,” as that term is defined under the listing standards of Nasdaq, and the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described below in the section titled “Certain Relationships and Related Party Transactions.”

Committees of the Board

Effective upon the closing of the Merger Transaction, the Board established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. Each of these committees has a written charter approved by the Board that satisfies the applicable listing standards of Nasdaq, copies of which are available on the investor relations portion of our website at www.soctelemed.com. Members serve on these committees until their resignation or until otherwise determined by the Board. The Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The members of our audit committee consist of Dr. Bobbie Byrne, Gyasi C. Chisley and Anne M. McGeorge, each of whom meets the requirements for independence under the listing standards of Nasdaq and SEC rules and regulations. The chair of the audit committee is Ms. McGeorge, who is an “audit committee financial expert” within the meaning of SEC regulations. Our audit committee is responsible for, among other things:

•        managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•        helping to ensure the independence and overseeing performance of the independent registered public accounting firm;

•        reviewing and discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing with management and the independent registered public accounting firm our interim and year-end operating results;

•        reviewing our financial statements and our critical accounting policies and estimates;

•        reviewing the adequacy and effectiveness of our internal controls;

•        developing procedures for employees to submit concerns anonymously about questionable accounting, internal accounting controls, or audit matters;

•        overseeing our policies on risk assessment and risk management;

•        overseeing compliance with our code of business conduct and ethics;

•        reviewing related-party transactions; and

•        pre-approving all audit and all permissible non-audit services (other than de minimis non-audit services) to be performed by the independent registered public accounting firm.

Compensation Committee

The members of our compensation committee consist of Mr. Shulman, Mr. Carella and Mr. Kronfol, each of whom meets the requirements for independence under the listing standards of Nasdaq and SEC rules and regulations. In addition, each member of our compensation committee is a “non-employee director,” as defined pursuant to Rule 16b-3 of the Securities Exchange Act of 1934. The chair of the compensation committee is Mr. Shulman. Our compensation committee is responsible for, among other things:

•        reviewing, approving and determining, or making recommendations to the Board regarding, the compensation of our executive officers, including our Chief Executive Officer;

•        administering our equity compensation plans and agreements with our executive officers;

•        reviewing, approving and administering incentive compensation and equity compensation plans;

•        reviewing and approving our overall compensation philosophy; and

•        making recommendations regarding non-employee director compensation to the full Board.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee consist of Mr. Shulman, Mr. Carella and Mr. Kronfol, each of whom meets the requirements for independence under the listing standards of Nasdaq and SEC rules and regulations. The chair of our nominating and corporate governance committee is Mr. Shulman. Our nominating and corporate governance committee is responsible for, among other things:

•        identifying, evaluating and selecting, or making recommendations to the Board regarding, nominees for election to the Board and its committees;

•        overseeing the evaluation and the performance of the Board and of individual directors;

•        considering and making recommendations to the Board regarding the composition of the Board and its committees;

•        overseeing our corporate governance practices;

•        contributing to succession planning; and

•        developing and making recommendations to the Board regarding corporate governance guidelines and matters.

Compensation Committee Interlocks and Insider Participation

During 2020, prior to the closing of the Merger Transaction, HCMC’s compensation committee was composed of James C. Cowles and Rick Matros, neither of whom was during fiscal 2020 an officer or employee of the Company or was formerly an officer of the Company. Following the closing of the Merger Transaction, SOC Telemed’s compensation committee was composed of Mr. Shulman, Mr. Carella and Mr. Kronfol. None of the members of the compensation committee is or has been at any time an officer or employee of SOC Telemed. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers that has served as a member of the Board or our compensation committee. See the section titled “Certain Relationships and Related Party Transactions” for information about related party transactions involving members of our compensation committee or their affiliates.

Anti-Hedging Policy

The Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees from engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, short sales, and transactions in publicly traded options, such as puts, calls and other derivatives involving our equity securities.

Board and Committee Meetings and Attendance

The Board and its committees meet regularly throughout the year and also hold special meetings. During the fiscal year ended December 31, 2020, the board of directors of HCMC and of SOC Telemed met, in the aggregate, five times; the audit committees of such boards met, in the aggregate, five times; the compensation committees of such boards met, in the aggregate, two times; and our nominating and corporate governance committee, which was formed in October 2020 in connection with the closing of the Merger Transaction, met one time.

During the fiscal year ended December 31, 2020, each member of the Board attended at least 75% of the aggregate of all meetings of the Board and of all meetings of committees of the Board on which such member served that were held during the period in which such director served.

Executive Sessions

Executive sessions, which are meetings of the non-employee members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The independent Chairperson of the Board presides at each of these meetings and, in his absence, the non-employee and independent directors in attendance, as applicable, determine which member will preside at such session.

Director Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of the Board to be present at our annual meetings of stockholders.

Communications with Directors

Stockholders and interested parties who wish to communicate with the Board, non-employee members of the Board as a group, a committee of the Board or a specific member of the Board (including our Chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary at our offices at 1768 Business Center Drive, Suite 100, Reston, Virginia 20190.

All communications are reviewed by the Corporate Secretary and provided to the members of the Board as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and routine items and items unrelated to the duties and responsibilities of the Board will not be provided to directors.

Nominations Process and Director Qualifications

Nomination to the Board of Directors

Subject to the Investor Rights Agreement and the Board Nomination Rights Agreement described above under “Board of Directors and Corporate Governance — Composition of the Board,” which provide certain of our stockholders with rights to designate director nominees, the nominating and corporate governance committee is responsible for recommending to the Board nominees for election to the Board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the Board for which the designation provisions of the Investor Rights Agreement and the Board Nomination Rights Agreement do not apply. New candidates may be identified through recommendations from existing directors or members of management, consultants or third-party search firms, discussions with other persons who may know of suitable candidates to serve on the Board, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the nominating and corporate governance committee, interviews with the committee as a whole, one or more members of the committee, or one or more other Board members, and discussions within the committee and the full Board. In the case of incumbent directors whose terms of office are set to expire at the annual meeting of stockholders, apart from those nominees designated pursuant to the Investor Rights Agreement or the Board Nomination Rights Agreement, the nominating and corporate governance committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. Each of the director nominees designated pursuant to the Investor Rights Agreement or the Board Nomination Rights Agreement was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment in conjunction with the contractual obligations under the Investor Rights Agreement and the Board Nomination Rights Agreement, respectively, and their nomination for election or re-election, as applicable, at our annual meetings of stockholders. The nominating and corporate governance committee then recommends candidates to the full Board, with the full Board selecting the candidates to be nominated for election by the stockholders or to be appointed by the Board to fill a vacancy.

The nominating and corporate governance committee will also consider director candidates proposed by stockholders as well as recommendations from other sources. Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to the Board is set forth below under “Stockholder Proposals for the 2022 Annual Meeting — Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials for the 2022 Annual Meeting.”

Director Qualifications

In accordance with its charter and our Corporate Governance Guidelines, the nominating and corporate governance committee develops and recommends to the Board appropriate criteria, including desired qualifications, expertise, skills and characteristics, for selection of new directors who are not designees under the Investor Rights Agreement or the Board Nomination Rights Agreement and periodically reviews the criteria adopted by the Board and, if appropriate, recommends changes to such criteria.

Board Diversity

The Board seeks members from diverse professional backgrounds who combine a strong professional reputation and knowledge of our business and industry with a reputation for integrity. The Board does not have a formal policy with respect to diversity and inclusion. Diversity of experience, expertise and viewpoints is one of many factors the nominating and corporate governance committee considers in any particular director nominee who is not a designee under the Investor Rights Agreement or the Board Nomination Rights Agreement when recommending director nominees to the Board. Further, the Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. Currently, over one-third of our Board identifies with one or more diverse groups. The Board also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our company.

We believe that our current board composition reflects our commitment to diversity in the areas of gender, ethnicity and professional background.

Proposal No. 1
Election of Class I Directors

In accordance with our second amended and restated certificate of incorporation (our “certificate of incorporation”), the Board is divided into three classes with staggered three-year terms. Each class consists, as nearly as possible, of an equal number of directors. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III expire at our annual meetings of stockholders to be held in 2022 and 2023, respectively.

Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Directors are elected by a plurality of the votes of the holders of shares present in person, by remote communication or represented by proxy and entitled to vote on the election of directors. Accordingly, if a quorum is present, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee that we will propose. Each nominee has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Class I Director Nominees

There are three directors in Class I whose term of office expires in 2021: Steven J. Shulman, Dr. Christopher M. Gallagher and Joseph P. Greskoviak. The Board has nominated Mr. Shulman, Dr. Gallagher and Mr. Greskoviak for re-election at the Annual Meeting to serve as Class I directors and, if elected at the Annual Meeting, each of these nominees would serve for a three-year term expiring at our annual meeting of stockholders to be held in 2024 or until such director’s successor is duly elected and qualified or, if sooner, until such director’s earlier death, resignation, disqualification or removal. Each of the nominees for election at the Annual Meeting was recommended for election by the nominating and corporate governance committee and is currently serving as a director of the Company. Mr. Shulman was initially appointed to the Board in October 2020 in connection with the closing of the Merger Transaction and previously served as one of HCMC’s directors from its inception to the closing of the Merger Transaction. Dr. Gallagher was initially appointed to the Board in March 2021 in connection with the closing of our acquisition of Access Physicians and pursuant to the terms of the Board Nomination Rights Agreement described elsewhere in this Proxy Statement. Mr. Greskoviak was initially appointed to the Board in October 2020 in connection with the closing of the Merger Transaction.

The Class I director nominees, their ages as of May 1, 2021, biographical information and lengths of service on the Board are set forth below.

Name	Age	Class	Position(s)	Director Since
Steven J. Shulman(1)(2)	69	I	Chairman of the Board and Director	October 2020
Dr. Christopher M. Gallagher	42	I	Director	March 2021
Joseph P. Greskoviak	56	I	Vice Chair of the Board and Director	October 2020

____________

(1)      Member of the compensation committee.

(2)      Member of the nominating and corporate governance committee.

Steven J. Shulman has served as Chairman of the Board since the closing of the Merger Transaction, previously served as HCMC’s Chief Executive Officer and one of its directors since its inception and has over 45 years of experience leading and acquiring businesses in the healthcare industry. Mr Shulman is currently the Chairman of Magellan Health, Inc. where he previously served as Chief Executive Officer from 2002 to 2008 and spearheaded its turnaround and restructuring following bankruptcy. Mr. Shulman also currently serves as Chairman of Quartet Health, Inc., a healthcare technology company which connects primary care and mental health providers, a position he has held since 2014; Chairman of CareCentrix, Inc., a post-acute managed care company, a position he has held since 2008; and Co-Chairman of Healthmap Solutions Inc., a health management company focused on progressive diseases, since 2018. He is also the Managing Partner at Shulman Family Ventures, Inc., a healthcare-focused private equity firm, a position he has held since 2008. In the last five years, he has served as a Director of several other privately-held companies, including VillageMD, a primary care medical management company, MedImpact, the largest privately held prescription drug benefits management company, Healthmarkets, a healthcare distribution and specialty insurance company, Pager, a digital health company and Facet Technologies, an OEM of lancets and lancing devices for diabetics. From 2013 to 2018, Mr. Shulman served as Chairman of the Board of R1 RCM Inc., a technology-enabled revenue cycle management service for healthcare providers and from 2013 to 2014 as Chairman of Health Management Associates, Inc., a hospital company. He served as an Operating Partner at Water Street Healthcare Partners, LLC from 2008 until 2015 and Tower Three Partners LLC from 2008 until 2013. He also served as Chairman and Chief Executive Officer of Internet Healthcare Group, LLC from 2000 to 2002 and as Chairman, President and Chief Executive Officer of Prudential Healthcare, Inc. from 1997 to 1999. Prior to that, Mr. Shulman served in senior executive positions at Value Health, Inc., a specialty managed care company he founded and took public, including as a Director and as President of the Pharmacy and Disease Management Group. He also previously held senior executive positions at each of Cigna Corporation, including as President of the East Central Division, and Kaiser Permanente, an integrated managed-care company, including as Director, Medical Economics. He received his Bachelor’s degree in Economics and Master’s degree in Health Services Administration from the State University of New York at Stony Brook. We believe that Mr. Shulman is well-qualified to serve as a director due to his extensive operational, investment and board experience in the healthcare industry.

Christopher M. Gallagher, M.D., FACC has served as a member of the Board and as President of Access Physicians, a division of SOC Telemed, since the Acquisition. Dr. Gallagher previously served as the Chief Executive Officer of Access Physicians since its founding in 2013 through to its acquisition. Prior to joining Access Physicians, Dr. Gallagher served as the Chief Medical Officer at CHRISTUS Mother Frances Hospital — Sulphur Springs from October 2012 through May 2017. Dr. Gallagher is board-certified in internal medicine and cardiovascular disease. He trained at UT Southwestern for both his Internal Medicine residency and Cardiology Fellowship and earned his Doctor of Medicine from Texas Tech University School of Medicine. He is a fellow in the American College of Cardiology and member of the American Association of Cardiovascular and Pulmonary Rehabilitation, American Medical Association, and Texas Medical Association. We believe that Dr. Gallagher is well-qualified to serve as a director due to his extensive operational and executive management experience in the healthcare industry.

Joseph P. Greskoviak has served as Vice Chair of the Board since March 2021 and as a member of the Board since the closing of the Merger Transaction. Since 2012, Mr. Greskoviak has held various positions at Press Ganey, a provider of patient experience measurement, performance analytics and strategic advisory solutions for health care organizations, including Vice Chairman since March 2020, Chief Executive Officer from December 2018 to March 2020, and President and Chief Operating Officer from 2012 to December 2018. Prior to joining Press Ganey, Mr. Greskoviak worked at MedAssets, where he served as President of its spend and clinical resource management business (now part of Vizient) from 2010 to 2012. Mr. Greskoviak holds a B.A. in political science from DePaul University. We believe that Mr. Greskoviak is well-qualified to serve as a director due to his extensive executive leadership and management experience in the healthcare industry.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, as of May 1, 2021, biographical information and lengths of service on the Board are set forth below.

Name	Age	Class	Position(s)	Director Since
John W. Kalix	48	III	Chief Executive Officer and Director	October 2020
Dr. Bobbie Byrne(1)	53	II	Director	October 2020
Thomas J. Carella(2)(3)	46	III	Director	October 2020
Gyasi C. Chisley(1)	45	II	Director	May 2021
Amr Kronfol(2)(3)	40	III	Director	October 2020
Anne M. McGeorge(1)	60	II	Director	October 2020

____________

(1)      Member of the audit committee.

(2)      Member of the compensation committee.

(3)      Member of the nominating and corporate governance committee.

John W. Kalix has served as our Chief Executive Officer and as a member of the Board since the closing of the Merger Transaction and previously served as the President of Legacy SOC Telemed since July 2020. Prior to joining SOC Telemed, Mr. Kalix served as Executive Vice President and Chief Operating Officer of North American Partners in Anesthesia, a single-specialty anesthesia and pain management company, from March 2017 to July 2020. From

July 2010 to March 2017, he held various positions at GE Healthcare, a subsidiary of General Electric Company that provides technologies and solutions to the global healthcare industry, including President of the Life Sciences Core Imaging Division for the U.S. and Canada (May 2015 to March 2017) and General Manager, Magnetic Resonance Imaging for the U.S. and Canada (March 2012 to May 2015). Mr. Kalix holds a B.A. in zoology from Miami University. We believe that Mr. Kalix is well-qualified to serve as a director due to his extensive leadership and business experience in the healthcare industry.

Dr. Barbara “Bobbie” P. Byrne has served as a member of the Board since the closing of the Merger Transaction. Dr. Byrne has served as Chief Information Officer at Advocate Aurora Health, a not-for-profit healthcare system, since 2017. Prior to joining Advocate Aurora Health, Dr. Byrne served as Chief Medical Officer of Edward-Elmhurst Health, a hospital system in Illinois, from January 2017 to July 2017 and as its Chief Information Officer from December 2009 to January 2017. Dr. Byrne previously served as the Clinical Director at the Certification Commission for Healthcare Information Technology from April 2009 to December 2009 and as the Senior Vice President, Clinical Solutions for Eclipsys, Inc. (now Allscripts, Inc.) from 2005 to April 2009. Since January 2020, Dr. Byrne has served on the board of directors of Spok Holdings, Inc., a provider of communications solutions for the healthcare and public safety sectors. Dr. Byrne holds a B.A. in history from Northwestern University, an M.B.A. from the Kellogg School of Management at Northwestern University and an M.D. from Northwestern University. We believe that Dr. Byrne is well-qualified to serve as a director due to her extensive operational and executive management experience in the healthcare industry.

Thomas J. Carella has served as a member of the Board since the closing of the Merger Transaction and previously served on Legacy SOC Telemed’s board of directors since February 2017. Mr. Carella has served as a Managing Director at Warburg Pincus, a private equity firm, since September 2016. Prior to joining Warburg Pincus, Mr. Carella was a Partner in the Merchant Banking Division of Goldman Sachs where he was global head of the division’s private equity activities in the healthcare sector. In addition to his board role at SOC Telemed, Mr. Carella serves on the board of directors of Alignment Healthcare, CityMD/Summit Medical Group, Polyplus Transfection SA, Vertice Pharma and WebPT. Mr. Carella has previously served on numerous boards, including Outset Medical, Inc., a medical technology company, from April 2019 to January 2021, and T2 Biosystems, Inc., a diagnostics company, from March 2013 to March 2016. Mr. Carella holds a B.A. from Harvard College and an M.B.A. from Harvard Business School. We believe that Mr. Carella is well-qualified to serve as a director due to his extensive investment and board experience in the healthcare industry.

Gyasi C. Chisley has served as a member of the Board since May 2021. Mr. Chisley has served as the President and Chief Executive Officer, Hospitals and Clinics at Cancer Treatment Centers of America Global, Inc., which includes the Cancer Treatment Centers of America Comprehensive Cancer Care Network of hospitals and Outpatient Care Centers, since 2019. Prior to that, Mr. Chisley served as Chief Strategy Officer and Senior Vice President, Strategy and Payment Policy/Innovation for UnitedHealthcare from 2016 to 2019. Prior to UnitedHealthcare, Mr. Chisley held executive leadership roles at Methodist Healthcare North and Methodist Le Bonheur Healthcare in Memphis, Tennessee, from 2013 to 2016, and within the Mercy Health network (formerly Catholic Health Partners) headquartered in Cincinnati, Ohio, from 2010 to 2013. Mr. Chisley holds dual B.S. in Psychology and Biology from Morehouse College and an MHSA/M.B.A. from the University of Michigan. We believe that Mr. Chisley is well-qualified to serve as a director due to his extensive executive leadership and management experience in the healthcare industry.

Amr Kronfol has served as a member of the Board since the closing of the Merger Transaction and previously served on Legacy SOC Telemed’s board of directors since June 2015. Mr. Kronfol joined Warburg Pincus, a private equity firm, in July 2009 and has been a Managing Director since 2018, focusing on investment activities at the intersection of healthcare and technology. Mr. Kronfol has served on numerous boards, including Silk Road Medical, AmRest, Modernizing Medicine, Qualifacts, WebPT and Helix. Mr. Kronfol holds an A.B. in computer science from Princeton University and an M.B.A. from The Wharton School at the University of Pennsylvania. We believe that Mr. Kronfol is well-qualified to serve as a director due to his extensive investment and board experience in the healthcare industry.

Anne M. McGeorge has served as a member of the Board since the closing of the Merger Transaction. Ms. McGeorge has over 35 years of experience providing strategic guidance and operational oversight to health care organizations. Ms. McGeorge has served as an Operating Partner of Havencrest Healthcare, a private equity investment firm specializing in the healthcare industry, since January 2018 and as an adjunct professor at the University of North Carolina at Chapel Hill since August 2005. Since June 2019, Ms. McGeorge has served on the board of directors and as the chair of the audit committee of Magenta Therapeutics, a clinical-stage biotechnology company. Since February 2021, Ms. McGeorge has also served on the board of directors and as the chair of the audit committee of CitiusTech, a privately held health care technology services company. Prior to her retirement in July 2017, Ms. McGeorge served as Managing Partner of Grant Thornton LLP’s Health Care Industry Practice from 2006 to July 2017 and as Global Managing Partner for Grant Thornton International’s Health Care Industry Practice from 2015 to July 2017. Ms. McGeorge was formerly a partner at Deloitte LLP from 2002 to 2005 and at Arthur Andersen LLP from 1994 to 2002. Ms. McGeorge holds a B.B.A. in accounting from the College of William & Mary and an M.S. in accounting from the University of Virginia. We believe that Ms. McGeorge is well-qualified to serve as a director due to her extensive experience providing auditing and financial services for the healthcare industry.

Non-Employee Director Compensation

Prior to the closing of the Merger Transaction, we did not pay compensation to any of our directors.

In connection with the closing of the Merger Transaction, the Board approved the Company’s Director Compensation Policy (as subsequently amended, the “Director Compensation Policy”), pursuant to which each member of the Board who is not an employee of the Company (each such member, an “Outside Director”) will be compensated for his or her Board service. In accordance with the Director Compensation Policy, each Outside Director will receive an annual cash retainer equal to $40,000 and any Outside Director serving as (i) the chairperson of the Audit Committee, who is currently Anne M. McGeorge, will receive an additional annual cash retainer equal to $20,000, (ii) a member of the Audit Committee (other than the chairperson) will receive an additional annual cash retainer equal to $10,000, (iii) the chairperson of the Compensation Committee, who is currently Steven J. Shulman, will receive an additional annual cash retainer equal to $10,000, (iv) a member of the Compensation Committee (other than the chairperson) will receive an additional annual cash retainer equal to $5,000, (v) the chairperson of the Nominating and Corporate Governance Committee, who is currently Steven J. Shulman, will receive an additional annual cash retainer equal to $7,500, and (vi) a member of the Nominating and Corporate Governance Committee (other than the chairperson) will receive an additional annual cash retainer of $3,750, in each case, payable on a quarterly basis in arrears.

Annual Grant for Continuing Outside Directors and Certain New Outside Directors.    After each annual meeting of the Company’s stockholders, each continuing Outside Director and each new Outside Director who commenced service at least six months before such annual meeting (or, with respect to the first annual meeting following the closing of the Merger Transaction, who commenced service prior to December 31, 2020) will be granted an award of restricted stock units under the 2020 Plan having an RSU Value (as defined in the Director Compensation Policy) of $150,000, which award will vest in full on the first to occur of (i) the one-year anniversary of the grant date or (ii) the date of the next annual meeting, subject to the Outside Director’s continued service as a member of the Board through such vesting date.

Annual Grant for Chair of the Board and Vice Chair of the Board.    After each annual meeting of the Company’s stockholders, an Outside Director appointed by the Board as Chair of the Board or Vice Chair of the Board will be granted an award of restricted stock units under the 2020 Plan having an RSU Value of $40,000 or $35,000, respectively, which award will vest in full on the first to occur of (i) the one-year anniversary of the grant date or (ii) the date of the next annual meeting, subject to the Outside Director’s continued service as the Chair of the Board or the Vice Chair of the Board, as applicable, through such vesting date.

Initial Grant for New Outside Directors.    Each Outside Director who served on the Board at the closing of the Merger Transaction or who is initially elected or appointed to the Board after the closing of the Merger Transaction will be automatically granted, on the first practicable date following such Outside Director’s initial election or appointment, pursuant to the 2020 Plan, an award of restricted stock units having an RSU Value equal to $300,000, which award will vest in equal annual installments over the three-year period following the grant date, subject to the Outside Director’s continued service as a member of the Board through each such vesting date.

While the Company currently expects to provide its Outside Directors with cash and equity compensation consistent with the Director Compensation Policy, the Company also currently expects to review its Outside Director cash and equity compensation policies from time to time and such policies may be subject to change.

Director Compensation Table for Fiscal Year 2020

The following table presents the total compensation for each person, other than Mr. Kalix, who served as a director during the fiscal year ended December 31, 2020. As a named executive officer, the compensation received by Mr. Kalix is shown in “Executive Compensation — 2020 Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Steven J. Shulman	12,349	—	—	12,349
Dr. Bobbie Byrne	8,516	—	—	8,516
Thomas J. Carella	8,304	—	—	8,304
Joseph P. Greskoviak	8,516	—	—	8,516
Amr Kronfol	8,304	—	—	8,304
Anne M. McGeorge	10,220	—	—	10,220
James C. Cowles(3)	—	—	—	—
Charles J. Ditkoff(3)	—	—	—	—
David H. Glaser(3)	—	—	—	—
Rick Matros(3)	—	—	—	—

____________

(1)      Includes fees paid in cash by Legacy SOC Telemed, as well as fees paid by SOC Telemed. No cash or other compensation was paid to any individual for his service to the board of directors of HCMC prior to the closing of the Merger Transaction.

(2)      As of December 31, 2020, our directors held the following option awards:

Name	Number of Option Awards
Steven J. Shulman	—
Dr. Bobbie Byrne	—
Thomas J. Carella	57,823
Joseph P. Greskoviak	—
Amr Kronfol	42,052
Anne M. McGeorge	—
James C. Cowles	—
Charles J. Ditkoff	—
David H. Glaser	—
Rick Matros	—

(3)      Messrs. Cowles, Ditkoff, Glaser and Matros resigned from the board of directors of HCMC upon the closing of the Merger Transaction in October 2020.

Vote Required

Our certificate of incorporation and by-laws state that, to be elected, a nominee must receive a plurality of the votes cast by stockholders present in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the proposal. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of withholding a vote or a broker non-vote) will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF STEVEN J. SHULMAN, DR. CHRISTOPHER M. GALLAGHER AND JOSEPH P. GRESKOVIAK AS CLASS I DIRECTORS.

Proposal No. 2
Ratification of Appointment of Independent Registered Public Accounting Firm

Our audit committee has selected PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2021, and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PwC audited our financial statements for the fiscal year ended December 31, 2020, and previously audited the financial statements of Legacy SOC Telemed since 2015. Representatives of PwC are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

Neither our by-laws nor other governing documents or law require stockholder ratification of the selection of PwC as our independent registered public accounting firm. However, the audit committee is submitting the selection of PwC to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Change in Independent Registered Public Accounting Firm

As previously disclosed, on October 30, 2020, Marcum LLP (“Marcum”) was dismissed as our independent registered public accounting firm, effective November 16, 2020, following the completion of its review of the unaudited financial statements for the quarter ended September 30, 2020, which consisted solely of the accounts of the pre-Merger Transaction company, Healthcare Merger Corp. Effective November 17, 2020, PwC was engaged as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ended December 31, 2020. The dismissal of Marcum and appointment of PwC was done in connection with the closing of the Merger Transaction.

Marcum served as the independent registered public accounting firm for the Company since September 19, 2019, its inception as Healthcare Merger Corp. PwC served as the independent registered public accounting firm for Legacy SOC Telemed prior to the Merger Transaction. The audit committee’s decision to engage PwC was made because, for accounting purposes, the historical financial statements of the Company include a continuation of the financial statements of Legacy SOC Telemed.

The report of Marcum on Healthcare Merger Corp.’s financial statements as of December 31, 2019, and for the period from September 19, 2019 (inception) through December 31, 2019, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from September 19, 2019 (inception) through December 31, 2019, and the subsequent interim period through November 16, 2020, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its report covering such period. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period through November 16, 2020.

The Company previously provided Marcum with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and received letters from Marcum addressed to the SEC stating that they agree with the above statements. These letters were filed as exhibits to our Current Report on Form 8-K filed with the SEC on November 5, 2020, as amended on November 20, 2020.

During the period from September 19, 2019 (inception) through December 31, 2019, and the subsequent interim period through October 30, 2020, neither the Company nor anyone on the Company’s behalf consulted with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by PwC that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services provided by and fees of the independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, PwC periodically rotates the individuals who are responsible for our audit.

During the fiscal years ended December 31, 2020 and 2019, fees for services provided by PwC and Marcum, respectively, were as follows:

	2020(1)	2020(2)	2019
Audit Fees(3)	$158,333	$2,032,567	$37,080
Audit-Related Fees	—	—	—
Tax Fees	—	—	—
All Other Fees	—	—	—
Total	$158,333	$2,032,567	$37,080

____________

(1)      Represent fees paid to PwC for services to SOC Telemed for the period from October 31, 2020, through December 31, 2020, following the Merger Transaction.

(2)      Represent fees paid to PwC for services to Legacy SOC Telemed for the period from January 1, 2020, through October 30, 2020, prior to the Merger Transaction.

(3)      Audit Fees consisted of fees for professional services rendered for the audits of our financial statements which were billed during the respective year, including the audits of our annual financial statements and reviews of our interim quarterly reports, and services provided in connection with SEC filings, including consents and comfort letters.

Pre-Approval Policies and Procedures

The formal written charter for our audit committee requires that the audit committee pre-approve all audit and permissible non-audit services and related engagement fees and terms for services to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services subsequently approved in accordance with applicable SEC rules.

The audit committee’s policy is to pre-approve any audit, audit-related, tax or permissible non-audit service to be provided by our independent registered public accounting firm. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval policy, and the fees for the services performed to date.

Prior to the Merger Transaction, all of the services listed in the table above provided by Marcum were approved by HCMC’s board of directors or, upon its formation in connection with HCMC’s initial public offering, the audit committee of HCMC’s board of directors in accordance with its policies then in effect. Following the Merger Transaction, all of the services listed in the table above provided by PwC were approved by our audit committee.

Vote Required

The ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2021, requires the affirmative vote of a majority of the votes cast by stockholders present in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions are not considered votes for or against this proposal and will have no effect on the outcome of the proposal. Broker non-votes will also have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

Proposal No. 3
Amendment and Restatement of 2020 Employee Stock Purchase Plan

In this Proposal No. 3, we are asking our stockholders to approve the amendment and restatement of the SOC Telemed, Inc. 2020 Employee Stock Purchase Plan (as amended and restated, the “ESPP”). This amendment and restatement is being sought to (i) expand the definition of “eligible service providers” and (ii) implement an additional limitation of 1,000,000 shares of our Class A common stock to the ESPP’s annual automatic share increase provisions. The amendment and restatement of the ESPP was approved by the Board on March 19, 2021, and will not be effective unless and until it is approved by our stockholders. If the ESPP is not approved by our stockholders, the ESPP will not become effective and no shares will be granted thereunder, but the existing version of the 2020 Employee Stock Purchase Plan (the “Existing ESPP”) will continue in effect. The ESPP is described in more detail below. This summary is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is attached hereto as Annex A.

Description of the ESPP

Purpose

The ESPP provides a means by which eligible employees and/or eligible service providers of either the Company or an affiliate may be given an opportunity to purchase shares of our Class A common stock. The ESPP permits us to grant a series of purchase rights to eligible employees and/or eligible service providers. By means of the ESPP, we seek to retain and assist our affiliates in retaining the services of such eligible employees and eligible service providers, to secure and retain the services of new eligible employees and eligible service providers and to provide incentives for such persons to exert maximum efforts for our success and that of our affiliates. As of April 30, 2021, there were approximately 293 employees, approximately 21 consultants and 6 non-employee directors who would be eligible to participate in the ESPP.

The ESPP includes two components: a “423 Component” and a “Non-423 Component.” We intend the 423 Component to qualify as an employee stock purchase plan pursuant to Section 423 of the Internal Revenue Code (the “Code”). The provisions of the 423 Component will be construed in a manner that is consistent with the requirements of Section 423 of the Code, including without limitation to extend and limit ESPP participation in a uniform and non-discriminating basis. In addition, the ESPP authorizes grants of purchase rights under the Non-423 Component that do not meet the requirements of an employee stock purchase plan under Section 423 of the Code. Except as otherwise provided in the ESPP or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component. Eligible employees will be able to participate in the 423 Component or Non-423 Component of the ESPP. Eligible service providers (who may or may not be eligible employees) will only be able to participate in the Non-423 Component of the ESPP.

Administration

The Board administers the ESPP and has the final power to construe and interpret both the ESPP and the rights granted under it. Further, the Board has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase shares of Class A common stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether any employee or other service provider will be eligible to participate in the ESPP.

The Board has the power to delegate administration of the ESPP to a committee composed of one or more members of the Board. As used herein with respect to the ESPP, the term “Board” refers to any committee the Board appoints, and to the Board. Whether or not the Board has delegated administration of the ESPP to a committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the ESPP.

Stock Subject to ESPP

Subject to adjustments as provided in the ESPP, the maximum number of shares of Class A common stock that may be issued under the ESPP will not exceed 2% of the fully diluted ownership of the Company, plus the number of shares of Class A common stock that are automatically added on the first day of each fiscal year beginning with the 2021 fiscal year and ending on (and including) the first day of the 2031 fiscal year in an amount equal to the lesser of (i) 1% of the total number of shares of Class A common stock outstanding on the last day of the calendar month prior to the date of such automatic increase and (ii) 1,000,000 shares of Class A common stock, unless the Board determines prior to the first day of any fiscal year that there will be no increase in the share reserve for such fiscal year or that the increase in the share reserve for such fiscal year will be a lesser number of shares of Class A common stock. If any purchase right granted under the ESPP terminates without having been exercised in full, the shares of Class A common stock not purchased under such purchase right will again become available for issuance under the ESPP.

Offerings

The ESPP is implemented by offerings of rights to all eligible employees and eligible service providers from time to time. Offerings may comprise one or more purchase periods. The maximum length for an offering under the ESPP is 27 months. The provisions of separate offerings need not be identical. When a participant elects to join an offering, he or she is granted a purchase right to acquire shares of Class A common stock on each purchase date within the offering, each corresponding to the end of a purchase period within such offering. On each purchase date, all payroll deductions collected from the participant during such purchase period are automatically applied to the purchase of shares of Class A common stock, subject to certain limitations.

Eligibility

Purchase rights may be granted only to our employees, employees of qualifying related corporations or, solely with respect to the Non-423 Component, employees of an affiliate (other than a qualifying related corporation) or eligible service providers. The Board may provide that employees will not be eligible to be granted purchase rights under the ESPP if, on the offering date, the employee (i) has not completed at least two years of service since the employee’s last hire date (or such lesser period as the Board may determine), (ii) customarily works not more than 20 hours per week (or such lesser period as the Board may determine), (iii) customarily works not more than five months per calendar year (or such lesser period as the Board may determine), (iv) is an officer within the meaning of Section 16 of the Securities Exchange Act of 1934, (v) is a highly compensated employee within the meaning of the Code, or (vi) has not satisfied such other criteria as the Board may determine is consistent with Section 423 of the Code. Unless otherwise determined by the Board for any offering, an employee will not be eligible to be granted purchase rights unless, on the offering date, the employee customarily works more than 20 hours per week and more than five months per calendar year.

The term “eligible service provider” includes any natural person or a wholly-owned corporate alter ego of such natural person other than an employee or director who is designated by the Board to be an eligible service provider, who provides bona fide services to the Company or a related corporation, and who meets the requirements set forth in the document(s) governing the offering for eligibility to participate in the offering, provided that such person also meets the requirements for eligibility to participate set forth in the ESPP.

No employee will be eligible for the grant of any purchase rights if, immediately thereafter, such employee owns stock possessing 5% or more of the total combined voting power or value of all classes of our stock or the stock of any related corporation. An eligible employee may be granted purchase rights only if such purchase rights, together with any other rights granted under all our and any related corporations’ employee stock purchase plans, do not permit such eligible employee’s rights to purchase stock in excess of $25,000 worth of stock in any calendar year.

Participation in the ESPP

On each offering date, each eligible employee or eligible service provider, pursuant to an offering made under the ESPP, will be granted a purchase right to purchase up to that number of shares of Class A common stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board; provided however, that in the case of eligible employees, such percentage or maximum dollar amount will in either case not exceed 15% of such employee’s eligible earnings during the period that begins on the offering date (or such later date as the Board determines for a particular offering) and ends on the date stated in the offering, which date will be no later than the end of the offering, unless otherwise provided for in an offering.

Purchase Price

The purchase price of shares of Class A common stock acquired pursuant to purchase rights will be not less than the lesser of (i) 85% of the fair market value of the shares of Class A common stock on the offering date; or (ii) 85% of the fair market value of the shares of Class A common stock on the applicable purchase date (i.e., the last day of the applicable purchase period).

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the offering. To the extent permitted in the offering document, a participant may increase, reduce or terminate his or her payroll deductions. All payroll deductions made on behalf of a participant are credited to his or her account under the ESPP and deposited with our general funds. No interest will accrue on such payroll deductions. To the extent permitted in the offering document, a participant may make additional payments into such account. If required under applicable laws or regulations or if specifically provided in the offering, in addition to or instead of making contributions by payroll deductions, a participant may make contributions through a payment by cash, check, or wire transfer prior to a purchase date, in a manner we direct.

Purchase of Stock

The Board will establish one or more purchase dates during an offering on which purchase rights granted for that offering will be exercised and shares of Class A common stock will be purchased in accordance with such offering. In connection with each offering, the Board may specify a maximum number of shares of Class A common stock that may be purchased by any participant or all participants. If the aggregate purchase of shares of Class A common stock issuable on exercise of purchase rights granted under the offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each participant’s accumulated contributions) allocation of the shares of Class A common stock available will be made in as nearly a uniform manner as will be practicable and equitable.

Withdrawal

During an offering, a participant may cease making contributions and withdraw from the offering by delivering a withdrawal form. We may impose a deadline before a purchase date for withdrawing. On such withdrawal, such participant’s purchase right in that offering will immediately terminate and we will distribute as soon as practicable to such participant all of his or her accumulated but unused contributions without interest and such participant’s purchase right in that offering will then terminate. A participant’s withdrawal from that offering will have no effect on his or her eligibility to participate in any other offerings under the ESPP, but such participant will be required to deliver a new enrollment form to participate in subsequent offerings.

Termination of Employment

Purchase rights granted pursuant to any offering under the ESPP will terminate immediately if the participant either (i) is no longer an eligible employee or eligible service provider for any reason or for no reason, or (ii) is otherwise no longer eligible to participate. We shall have the exclusive discretion to determine when a participant is no longer actively providing services and the date of the termination of employment or service for purposes of the ESPP. As soon as practicable, we will distribute to such individual all of his or her accumulated but unused contributions without interest.

Restrictions on Transfer

During a participant’s lifetime, purchase rights will be exercisable only by such participant. Purchase rights are not transferable by a participant, except by will, by the laws of descent and distribution, or, if we so permit, by a beneficiary designation.

Exercise of Purchase Rights

On each purchase date, each participant’s accumulated contributions will be applied to the purchase of shares of Company Class A common stock, up to the maximum number of shares of Class A common stock permitted by the ESPP and the applicable offering, at the purchase price specified in the ESPP. Unless otherwise specified in the offering, no fractional shares will be issued and, if any amount of accumulated contributions remains in a participant’s account after the purchase of shares of Class A common stock on the final purchase date in an offering, such remaining amount will roll over to the next offering.

No purchase rights may be exercised to any extent unless and until the shares of Class A common stock to be issued on such exercise under the ESPP are covered by an effective registration statement pursuant to the Securities Act of 1933, and the ESPP is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control, and other laws applicable to the ESPP. If, on the purchase date, as delayed to the maximum extent permissible, the shares of Class A common stock are not registered and the ESPP is not in material compliance with all applicable laws or regulations, no purchase rights will be exercised and all accumulated but unused contributions will be distributed as soon as practicable to the participants without interest.

Capitalization Adjustments

In the event of a capitalization adjustment, the Board will appropriately and proportionately adjust: (i) the classes and maximum number of securities subject to the ESPP, (ii) the classes and maximum number of securities by which the share reserve is to increase automatically each year pursuant to the ESPP, (iii) the classes and number of securities subject to, and the purchase price applicable to outstanding offerings and purchase rights, and (iv) the classes and number of securities that are the subject of the purchase limits under each ongoing offering.

Dissolution or Liquidation

In the event of our company’s dissolution or liquidation, the Board will shorten any offering then in progress by setting a new purchase date prior to the consummation of such proposed dissolution or liquidation. The Board will notify each participant in writing, prior to the new purchase date that the purchase date for the participant’s purchase rights has been changed to the new purchase date and that such purchase rights will be automatically exercised on the new purchase date, unless prior to such date the participant has withdrawn from the offering.

Effect of Certain Corporate Transactions

In the event of:

•        a transfer of all or substantially all of our company’s assets;

•        a merger, consolidation or other capital reorganization or business combination transaction of our company with or into another corporation, entity or person; or

•        the consummation of a transaction, or series of related transactions, in which any person becomes the beneficial owner, directly or indirectly, of more than 50% of our then outstanding capital stock;

any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding purchase rights or may substitute similar rights for outstanding purchase rights, or, if any surviving or acquiring corporation (or its parent company) does not assume or continue such purchase rights or does not substitute similar rights for such purchase rights, then the participants’ accumulated contributions will be used to purchase shares of Class A common stock prior to the corporate transaction under the outstanding purchase rights, and the purchase rights will terminate immediately after such purchase. The Board will notify each participant in writing prior to the new purchase date that the purchase date for the participant’s purchase rights has been changed to the new purchase date and that such purchase rights will be automatically exercised on the new purchase date unless prior to such date the participant has withdrawn from the offering.

Amendment, Termination or Suspension of the ESPP

The Board may amend the ESPP at any time in any respect the Board deems necessary or advisable. However, except with respect to capitalization adjustments described above, stockholder approval will be required for any amendment of the ESPP for which stockholder approval is required by applicable laws, regulations or listing requirements, including any amendment that either (i) increases the number of shares of Class A common stock available for issuance under the ESPP, (ii) expands the class of individuals eligible to become participants and receive purchase rights, (iii) materially increases the benefits accruing to participants under the ESPP or reduces the price at which shares of Class A common stock may be purchased under the ESPP, (iv) extends the term of the ESPP, or (v) expands the types of awards available for issuance under the ESPP, but in each case only to the extent stockholder approval is required by applicable laws, regulations, or listing requirements.

The Board may suspend or terminate the ESPP at any time. No purchase rights may be granted under the ESPP while the ESPP is suspended or after it is terminated.

Any benefits, privileges, entitlements, and obligations under any outstanding purchase rights granted before an amendment, suspension, or termination of the ESPP will not be materially impaired by any such amendment, suspension, or termination except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations, or (iii) as necessary to obtain or maintain any special tax, listing, or regulatory treatment.

Federal Income Tax Information

The following generally summarizes the U.S. federal income tax consequences that will arise with respect to participation in the ESPP and with respect to the sale of shares of Class A common stock acquired under the ESPP, but it is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or foreign laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the ESPP should consult their own professional tax advisors concerning the tax consequences of participating in the ESPP. Nothing in this Proxy Statement is written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. The discussion below concerning tax deductions that may become available to us under U.S. federal tax law is not intended to imply that we will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to federal tax laws, and is not covered by the summary below. This summary also assumes that the 423 Component complies with Code Section 423 and is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

As described above, the ESPP has a 423 Component and a Non-423 Component. The tax consequences for a U.S. taxpayer will depend on whether he or she participates in the 423 Component or the Non-423 Component.

423 Component

Rights granted under the 423 Component are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code. Under this component, a participant will be taxed on amounts withheld for the purchase of shares of Class A common stock as if such amounts are actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until disposition of the acquired shares. The taxation upon disposition will depend upon the holding period of the acquired shares:

•        If the stock is disposed of more than two years after the beginning of the offering and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price, or (ii) the excess of the fair market value of the stock as of the beginning of the offering over the purchase price (determined as of the beginning of the offering) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss.

•        If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date.

Any compensation income that a participant receives upon sale of the shares of Class A common stock that he or she purchased under the 423 Component is not subject to withholding for income, Medicare or social security taxes. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

Non-423 Component

Rights granted under the Non-423 Component are not intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code. Under the Non-423 Component, a participant will have compensation income equal to the value of the shares of Class A common stock on the day he or she purchases the shares of Class A common stock, less the purchase price. When a participant sells the shares of Class A common stock purchased under the ESPP, he or she also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the shares of Class A common stock on the day he or she purchased the stock. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

Any compensation income that a participant receives upon sale of the shares of Class A common stock that he or she purchased under the Non-423 Component is subject to withholding for income, Medicare and social security taxes, as applicable.

Tax Consequences to the Company

There are no federal income tax consequences to us by reason of the grant or exercise of rights under the ESPP. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the ESPP.

Historical Plan Benefits

To date, no shares of our Class A common stock have been purchased under the ESPP by our named executive officers, current executive officers, as a group, current non-employee directors, as a group, or our employees, as a group. On May 7, 2021, the last sale price of our Class A common stock was $7.81 per share.

Equity Compensation Plan Information

SOC Telemed has three equity compensation plans under which our equity securities are authorized for issuance: the SOC Telemed, Inc. 2020 Equity Incentive Plan (the “2020 Plan”), the Specialists On Call, Inc. 2014 Equity Incentive Plan (the “2014 Plan”) and the SOC Telemed, Inc. 2020 Employee Stock Purchase Plan (the “Existing ESPP”). The following table summarizes equity compensation plan information for the 2020 Plan, the 2014 Plan and the Existing ESPP as a group as of December 31, 2020:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	1,543,162	$3.05	11,471,956	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	1,543,162	$3.05	11,471,956

____________

(1)      Includes the 2020 Plan, the 2014 Plan and the Existing ESPP, as described in Note 18 to the consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2020.

(2)      Includes 9,707,040 shares of Class A common stock that remain available for issuance under the 2020 Plan and 1,764,916 shares of Class A common stock that remain available for purchase under the Existing ESPP. The 2020 Plan is a successor to the 2014 Plan, which we assumed in the Merger Transaction. No additional stock awards will be granted under the 2014 Plan as in effect immediately prior to the closing of the Merger Transaction, although all outstanding stock awards granted under the 2014 Plan as in effect immediately prior to the closing of the Merger Transaction will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the 2014 Plan. Any shares of Class A common stock that are subject to outstanding awards under the 2014 Plan that are issuable upon the exercise of stock awards that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance under the 2020 Plan. In addition, the 2020 Plan provides for an automatic increase in the number of shares reserved for issuance thereunder on the first day of each fiscal year beginning with the 2021 fiscal year for the remaining term of the plan equal to the lesser of (i) 5% of the outstanding shares on the last day of the immediately preceding fiscal year and (ii) such number of shares determined by the Board. The Existing ESPP also provides for an automatic annual increase in the number of shares reserved for issuance thereunder on the first day of each fiscal year beginning with the 2021 fiscal year and ending on (and including) the first day of the 2031 fiscal year in an amount equal to 1% of the total number of shares of Class A common stock outstanding on the last day of the calendar month prior to the date of such automatic increase, unless the Board determines prior to the first day of any fiscal year that there will be no increase in the share reserve for such fiscal year or that the increase in the share reserve for such fiscal year will be a lesser number of shares of Class A common stock.

Vote Required

The amendment and restatement of the ESPP requires the affirmative vote of a majority of the votes cast by stockholders present in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions are not considered votes for or against this proposal and will have no effect on the outcome of the proposal. Broker non-votes will also have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR”
THE AMENDMENT AND RESTATEMENT OF THE 2020 EMPLOYEE STOCK PURCHASE PLAN.

Proposal No. 4
Approval of Issuance of Class A Common Stock as Contingent Consideration
in Connection with the Acquisition of Access Physicians

Background of the Proposal

As previously reported, on March 26, 2021, we completed the acquisition (the “Acquisition”) of Access Physicians Management Services Organization, LLC (“Access Physicians”), a multi-specialty acute telemedicine provider. Access Physicians currently provides approximately 260 telemedicine programs across 180 facilities in 24 states through its network of over 600 physicians. Since its inception in 2011, Access Physicians has completed approximately two million cumulative encounters. With 27 years of combined telemedicine experience, the Acquisition expands our clinical solutions to include teleCardiology, teleInfectious Disease, teleMaternal-Fetal Medicine, teleNephrology, teleEndocrinology and other specialties to offer a comprehensive acute care telemedicine portfolio to meet the demands of the market and grow our provider breadth and depth.

The Acquisition was effected pursuant to a Membership Interest and Stock Purchase Agreement dated as of March 26, 2021 (the “Purchase Agreement”), by and among us, Access Physicians, HEP AP-B Corp., Health Enterprise Partners III, L.P., the persons listed on Exhibit A thereto (collectively with Health Enterprise Partners III, L.P., the “Sellers”), and AP Seller Rep, LLC, as representative of the Sellers. In connection with the Acquisition, we paid the Sellers approximately $94.0 million in cash, financed by a new term loan facility with SLR Investment Corp. and a related-party subordinated financing with SOC Holdings LLC, an affiliate of Warburg Pincus and our largest stockholder, and 13,928,740 shares of our Class A common stock, of which 175,353 shares remain subject to certain vesting conditions and will be issued on the first anniversary of the closing. Based on 76,773,380 shares of our Class A common stock outstanding as of March 24, 2021, the 13.9 million shares paid at the closing of the Acquisition represented approximately 18.1% of our shares of Class A common stock outstanding immediately prior to the closing of the Acquisition.

The Purchase Agreement also provides for approximately $40.0 million in potential contingent consideration that may become payable (subject in each case to earlier acceleration upon the occurrence of certain events) consisting of:

•        additional earn-out consideration of $20.0 million that may be paid to the Sellers if certain revenue and performance levels are achieved by Access Physicians in the fiscal year ending December 31, 2021; and

•        additional deferred consideration of approximately $20.0 million that may be paid to the Sellers if the foregoing earn-out consideration is earned and subject to the continued service of certain executives of Access Physicians during the two-year period beginning on the closing date of the Acquisition.

The additional earn-out consideration and deferred consideration are payable in cash, shares of Class A common stock, calculated using a price per share of $6.6050 (as adjusted as appropriate to reflect any stock splits, reverse stock splits, stock dividends (including any dividend or distribution of securities convertible into shares), extraordinary cash dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change or transaction with respect to the shares occurring after the closing), or a combination of cash and shares, at the Company’s election; provided, however, that the Company may not issue any shares in satisfaction of any such contingent consideration if the aggregate number of shares issued to the Sellers pursuant to the Purchase Agreement exceeds 19.9% of the total shares outstanding or total voting power outstanding immediately prior to the closing of the Acquisition unless it has first obtained the approval of its stockholders in accordance with Nasdaq Listing Rule 5635(a). Further, under the terms of the Purchase Agreement, we agreed to submit to our stockholders this proposal to approve the issuance of shares in satisfaction of any such contingent consideration at this Annual Meeting.

Assuming that the applicable contingent consideration is earned and we elect to pay such contingent consideration in whole or in part in shares of our Class A common stock, and calculated using a $6.6050 per share price in accordance with the terms of the Purchase Agreement, up to approximately 3,028,009 shares, or approximately 3.9% of the shares outstanding immediately prior to the closing of the Acquisition, could become payable in respect of each of the earn-out payment amount and the deferred payment amount, or an aggregate of up to approximately 6,056,018 shares, or approximately 7.9% of the shares outstanding immediately prior to the closing of the Acquisition, in respect of the total contingent consideration that may become payable, in each case based on 76,773,380 shares of our Class A common stock outstanding as of March 24, 2021. Payment of the earn-out consideration, if earned, is expected to occur in the second quarter of 2022, and payment of the deferred consideration, if earned, is expected to occur within five business days after March 26, 2023, which is the second anniversary of the closing of the Acquisition, subject in each case to the terms and conditions of the Purchase Agreement.

On March 26, 2021, as a condition to the willingness of the Company, the Sellers and the other parties thereto to enter into the Purchase Agreement and as an inducement and in consideration therefor, SOC Holdings LLC entered into a voting support agreement with us, pursuant to which SOC Holdings LLC agreed to vote its shares of our Class A common stock in favor of this proposal to approve the issuance of shares in satisfaction of any such contingent consideration.

Stockholder Approval Requirement for the Proposal

Our Class A common stock is listed on the Nasdaq Global Select Market, and, as a result, we are subject to the listing rules of The Nasdaq Stock Market LLC. Under Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash:

(A)    the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or

(B)    the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Because the number of shares paid at the closing of the Acquisition did not exceed 20% of the voting power or total number of shares outstanding at the time of closing, we were not required to seek stockholder approval for the issuance of the shares at the closing of the Acquisition. However, if any of the contingent consideration is earned and we elect to pay any or all of the contingent consideration in shares, such issuance may result in our aggregate issuance in connection with the Acquisition of more than 20% of our outstanding Class A common stock prior to the closing, which would require stockholder approval under Nasdaq Listing Rule 5635(a) and pursuant to the terms of the Purchase Agreement.

Accordingly, for purposes of complying with Nasdaq Listing Rule 5635(a), we are seeking stockholder approval of the future issuance of shares of our Class A common stock in satisfaction of any contingent consideration that may be earned pursuant to the terms of the Purchase Agreement and that we elect to pay in shares.

Consequences if the Proposal is Approved

If this proposal is approved by our stockholders, then, in the event that any contingent consideration is earned pursuant to the terms of the Purchase Agreement, we may issue, in our sole discretion, shares of our Class A common stock, calculated using a price per share of $6.6050 (as adjusted as described above), in satisfaction of any or all of the earn-out payment amount or deferred payment amount earned pursuant to the Purchase Agreement. The actual number of shares that may become issuable as contingent consideration will depend on the amount of the corresponding earn-out payment amount and deferred payment amount earned and that we elect to pay in shares of Class A common stock. Although we believe that having the ability to pay the contingent consideration in shares of Class A common stock offers benefits to us and our stockholders, including conservation of cash, the payment of any contingent consideration in shares may cause substantial dilution to the equity interests of our current stockholders. Subject to stockholder approval of this proposal at the Annual Meeting and to the terms and conditions of the Purchase Agreement as described above, if we elect to issue shares in satisfaction of any contingent consideration that is earned, we expect to issue such shares in respect of the earn-out payment amount in the second quarter of 2022 and in respect of the deferred payment amount within five business days after March 26, 2023, which is the second anniversary of the closing of the Acquisition.

Consequences if the Proposal is Not Approved

If this proposal is not approved by our stockholders, we will not have the option to pay the full amount of contingent consideration that may be earned pursuant to the terms of the Purchase Agreement in shares of our Class A common stock. Instead, we would only be permitted to issue up to an aggregate of approximately 1,349,259 shares, with a value of approximately $8.9 million, calculated using a price per share of $6.6050 (as adjusted as described above), in satisfaction of any contingent consideration that is earned pursuant to the terms of the Purchase Agreement, which shares, together with the shares paid at the closing of the Acquisition, equal an aggregate of approximately 19.9% of the total shares outstanding immediately prior to the closing of the Acquisition, based on 76,773,380 shares of our Class A common stock outstanding as of March 24, 2021. In such event, we would be required to pay any additional contingent consideration that is earned in cash. In such event, we would have less flexibility to use cash for other purposes, including working capital, which could adversely affect our financial flexibility, liquidity and ability to fund our operations. Further, we may need to raise funds to make the cash payments through additional debt or equity offerings, which may not be available on attractive terms or at all, and may result in dilution to our stockholders or cause the market price of our Class A common stock to decline. The dilution resulting from future offerings to raise additional funds may be greater or less than the dilution that the stockholders would incur if this proposal is approved and we elect to issue shares in satisfaction of any contingent consideration that is earned, depending on the specific terms of the future offerings.

Vote Required

Subject to the last sentence of this paragraph, the affirmative vote of a majority of the votes cast by stockholders present in person or by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the issuance of shares of Class A common stock in satisfaction of any contingent consideration earned pursuant to the Purchase Agreement as described above. Abstentions are not considered votes for or against this proposal and will have no effect on the outcome of the proposal. Broker non-votes will also have no effect on the outcome of this proposal. Pursuant to IM-5636-2 of the Nasdaq Listing Rules, however, the shares of Class A common stock issued at the closing of the Acquisition are not entitled to vote on this proposal and will not be counted in determining votes cast for purposes of the proposal.

THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE ISSUANCE OF CLASS A COMMON STOCK AS CONTINGENT CONSIDERATION IN CONNECTION WITH THE ACQUISITION OF ACCESS PHYSICIANS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Class A common stock as of April 19, 2021, for:

•        each person or group of affiliated persons known by us to beneficially own more than 5% of the outstanding shares of our Class A common stock;

•        each of our named executive officers, directors and director nominees; and

•        all of our current executive officers, directors and director nominees, as a group.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

The beneficial ownership percentages set forth in the table below are based on 90,531,319 shares of Class A common stock issued and outstanding as of April 19, 2021. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options or warrants held by the person that are currently exercisable, or exercisable within 60 days of April 19, 2021. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o SOC Telemed, Inc., 1768 Business Center Drive, Suite 100, Reston, Virginia 20190.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number (#)	Percent (%)
Greater than 5% Stockholders:
SOC Holdings LLC(1)	33,874,965	37.4%
Executive Officers and Directors:
John W. Kalix	—	*
Hai Tran	458,066	*
R. Jason Hallock	—	*
Steven J. Shulman(2)	1,774,500	2.0%
Dr. Bobbie Byrne	—	*
Thomas J. Carella(3)	47,974	*
Gyasi C. Chisley	—	*
Dr. Christopher M. Gallagher(4)	3,717,922	4.1%
Joseph P. Greskoviak	—	*
Amr Kronfol(5)	58,707	*
Anne M. McGeorge	—	*
All executive officers and directors as a group (14 individuals)(6)	6,226,849	6.9%

____________

*        Represents beneficial ownership of less than one percent.

(1)      As reported on a Schedule 13D/A filed by Warburg Pincus & Co. (“WP”) on March 31, 2021. SOC Holdings LLC is controlled by WPXI Finance, LP (“WPXIF”) and Warburg Pincus XI Partners, L.P. (“WPXI Partners”). WPXIF is a subsidiary of Warburg Pincus Private Equity XI, L.P. (“WPXI”). WPXI Partners and WPXI are collectively referred to as the “WPXI Funds.” WPXI GP, L.P. (“WPXIF GP”) is the managing general partner of WPXIF. WPXI is the general partner of WPXIF GP. Warburg Pincus XI, L.P. (“WP XI GP”) is the general partner of each of WPXI and WPXI Partners. WP Global LLC (“WP Global”) is the general partner of WP XI GP. Warburg Pincus Partners II, L.P. (“WPP II”) is the managing member of WP Global. Warburg Pincus Partners GP LLC (“WPP GP LLC”) is the general partner of WPP II. WP is the managing member of WPP GP LLC. Warburg Pincus LLC (“WP LLC”) is the manager of the WPXI Funds. Investment and voting decisions with respect to the shares held by SOC Holdings LLC are made by a committee comprised of three or more individuals and all members of such committee disclaim beneficial ownership of the shares. The business address of SOC Holdings LLC and the Warburg Pincus entities is c/o Warburg Pincus LLC, 450 Lexington Avenue, New York, New York 10017. Thomas J. Carella and Amr Kronfol, each a Managing Director of Warburg Pincus, are members of the Company’s board of directors, and neither has voting or dispositive power with respect to any of the shares held by SOC Holdings LLC and each disclaims beneficial ownership of such shares except to the extent of his respective pecuniary interest therein. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their pecuniary interest therein.

(2)      Represents (i) 1,048,286 shares, (ii) 606,214 Sponsor Earnout Shares and (iii) 120,000 shares underlying warrants issued in a private placement concurrent with the initial public offering of HCMC that are currently exercisable.

(3)      Represents (i) 32,204 shares and (ii) 15,770 shares issuable pursuant to stock options exercisable within 60 days of April 19, 2021.

(4)      Represents (i) 3,316,679 shares held directly and (ii) 401,243 shares held of record by Gallagher 2020 Children’s Trust, for which Dr. Gallagher serves as a trustee.

(5)      Represents (i) 42,938 shares and (ii) 15,769 shares issuable pursuant to stock options exercisable within 60 days of April 19, 2021.

(6)      Interests shown include (i) 6,053,416 shares held by the Company’s executive officers and directors, (ii) 120,000 shares underlying the private placement warrants held by Mr. Shulman that are currently exercisable, and (iii) 53,433 shares issuable pursuant to stock options exercisable within 60 days of April 19, 2021.

Delinquent Section 16(a) Reports

Section 16 of the Securities Exchange Act of 1934 requires our directors, executive officers and any persons who own more than 10% of our Class A common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on its review of the copies of such forms furnished to the Company and written representations from the directors and executive officers, the Company believes that all Section 16(a) filing requirements were timely met in 2020.

Executive Officers

Our executive officers and their ages, as of May 1, 2021, and biographical information are set forth below.

Name	Age	Position(s)
John W. Kalix	48	Chief Executive Officer and Director
Hai Tran	52	President and Chief Operating Officer
Christopher K. Knibb	51	Chief Financial Officer
R. Jason Hallock	49	Chief Medical Officer
Sean Banerjee	52	Chief Technology Officer
Eunice J. Kim	47	General Counsel and Corporate Secretary

Executive Officers

John W. Kalix. For a brief biography of Mr. Kalix, please refer to Proposal No. 1, “Election of Directors — Continuing Directors.”

Hai Tran has served as our President and Chief Operating Officer since January 2021. Mr. Tran previously served as our Chief Financial Officer and Chief Operating Officer and, prior to the closing of the Merger Transaction, held the same positions with Legacy SOC Telemed since March 2015. From May 2012 to March 2015, he served as the Chief Financial Officer of BioScrip, Inc., a provider of infusion and home care management solutions (now part of Option Care Health Care, Inc.). From July 2011 to May 2012, Mr. Tran served as Chief Financial Officer and Vice President International of Harris Healthcare Solutions, the healthcare subsidiary of Harris Corporation, a diversified technology company. From May 2008 to July 2011, he served as the Chief Financial Officer of Catalyst Health Solutions, Inc., a pharmacy benefits management company (now part of UnitedHealth Group’s OptumRX division). Mr. Tran holds a B.S. in electrical engineering from the University of Virginia and an M.B.A. from the University of Richmond.

Christopher K. Knibb has served as our Chief Financial Officer since January 2021. Prior to joining SOC Telemed, Mr. Knibb served as the Chief Financial Officer and Chief Operating Officer of Agilis Systems, a provider of fleet and asset tracking solutions, from May 2019 to December 2020. From April 2016 to April 2019, Mr. Knibb served as the Chief Financial Officer of Clearent, a merchant account provider. From February 2013 to April 2019, Mr. Knibb served in various senior finance positions at Express Scripts, a pharmacy benefit management organization, including Chief Accounting Officer and Vice President, Financial Planning and Analysis. Mr. Knibb began his career working in public accounting at PricewaterhouseCoopers LLP as a C.P.A. Mr. Knibb holds a B.S. in accounting from the University of South Florida.

R. Jason Hallock has served as our Chief Medical Officer since the closing of the Merger Transaction and previously held the same position with Legacy SOC Telemed since December 2019. Prior to joining SOC Telemed, from July 2013 to November 2019, Dr. Hallock held various positions at US Acute Care Solutions, a provider of physician-owned emergency medicine, hospitalist and observation services, including System Chief of Lifebridge Health Emergency Services from July 2017 to January 2019 and Chief of Emergency Services of Union Hospital of Cecil from July 2014 to February 2018. Dr. Hallock holds a B.A. in human biology and anthropology from the University of Pennsylvania, an M.D. from the University of Connecticut and an M.M.M. from the University of Southern California.

Sean Banerjee has served as our Chief Technology Officer since the closing of the Merger Transaction and previously held the same position with Legacy SOC Telemed since August 2015. Prior to joining SOC Telemed, he served as Vice President of Engineering at Evolent Health, a healthcare company that delivers value-based care solutions to payers and providers, from July 2012 to July 2015. Prior to Evolent Health, Mr. Banerjee served as Director at Anthem, Inc., a health insurance provider, from July 2005 to July 2012. Mr. Banerjee holds a B.E. in metallurgical engineering from Jadavpur University, an M.Tech. in materials engineering from the Indian Institute of Technology, Kanpur, India and an M.S. in materials science and engineering from the University of Cincinnati.

Eunice J. Kim has served as our General Counsel and Corporate Secretary since the closing of the Merger Transaction and previously held the same positions with Legacy SOC Telemed since October 2020. Prior to joining SOC Telemed, from 2004 to June 2020, Ms. Kim served in a variety of roles at NortonLifeLock Inc. (formerly known as Symantec Corporation), a cybersecurity software company, including most recently as Vice President, Legal and Assistant Secretary from August 2016 to June 2020. Prior to joining Symantec Corporation, she was an associate at Coudert Brothers LLP, a global law firm. Ms. Kim holds a B.A. in English and biochemistry from Smith College and a J.D. from Boston College Law School.

Executive Compensation

Our named executive officers for the fiscal year ended December 31, 2020, were:

•        John W. Kalix, our Chief Executive Officer;

•        Hai Tran, our President and Chief Operating Officer;

•        R. Jason Hallock, our Chief Medical Officer;

•        Paul Ricci, Former Interim Chief Executive Officer of Legacy SOC Telemed; and

•        Hammad Shah, Former Chief Executive Officer of Legacy SOC Telemed.

2020 Summary Compensation Table

The following table provides information regarding the total compensation awarded to, earned by and paid to the named executive officers for the periods presented.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
John W. Kalix(5)	2020	190,385	—	—	112,500	15,946	318,830
Chief Executive Officer
Hai Tran	2020	377,516	—	4,630,463	282,975	1,489	5,292,443
President and Chief Operating Officer	2019	365,798	—	—	137,891	11,000	514,689
R. Jason Hallock(6)	2020	317,538	268,228	—	125,440	10,486	721,692
Chief Medical Officer
Paul Ricci(7)	2020	19,973	—	—	—	—	19,973
Former Interim Chief Executive Officer of Legacy SOC Telemed
Hammad Shah(8)	2020	117,990	—	787,334	92,789	307,672	1,305,785
Former Chief Executive Officer of Legacy SOC Telemed

____________

(1)      The amount in this column represents a cash payment in satisfaction of previously promised stock options.

(2)      The amounts in this column represent (i) with respect to Mr. Tran, an October 2020 modification of an outstanding stock option granted in a prior year to revise the vesting period thereof; and (ii) with respect to Mr. Shah, a July 2020 modification of an outstanding stock option granted in a prior year to extend the exercise period thereof (and which was subsequently converted to shares in the Merger Transaction), in each case calculated in accordance with accounting guidance.

(3)      The amounts in this column represent annual performance-based cash bonuses earned by the named executive officers based on the achievement of certain corporate performance objectives in 2020. These amounts were paid to the named executive officers in early 2021.

(4)      The amounts in this column represent (i) with respect to Mr. Kalix, relocation reimbursement in the amount of $12,889, a car allowance in the amount of $2,752, and the value of group term life coverage paid by SOC Telemed in the amount of $305; (ii) with respect to Mr. Tran, the value of group term life coverage paid by SOC Telemed in the amount of $1,489; (iii) with respect to Dr. Hallock, a relocation stipend in the amount of $10,000 and the value of group term life coverage paid by SOC Telemed in the amount of $486; and (iv) with respect to Mr. Shah, severance paid in the amount of $307,098 and the value of group term life coverage paid by SOC Telemed in the amount of $573.

(5)      Mr. Kalix joined Legacy SOC Telemed in July 2020 as President and was appointed Chief Executive Officer of SOC Telemed in October 2020 in connection with the closing of the Merger Transaction.

(6)      Dr. Hallock joined Legacy SOC Telemed in December 2019.

(7)      Mr. Ricci served as Interim Chief Executive Officer of Legacy SOC Telemed from April 2020 until the closing of the Merger Transaction in October 2020.

(8)      Mr. Shah’s employment as Chief Executive Officer of Legacy SOC Telemed terminated in April 2020.

Executive Incentive Bonus Plan

On October 30, 2020, the Board considered and approved the Executive Incentive Bonus Plan (the “Bonus Plan”), an annual cash bonus plan that became effective at the closing of the Merger Transaction. The purpose of the Bonus Plan is to motivate and reward eligible officers and employees for their contributions toward the achievement of certain performance goals of the Company. The Bonus Plan is administered by the compensation committee of the Board, or such other committee as may be designated by the Board from time to time. Awards under the Bonus Plan may be subject to cash bonus targets and/or corporate performance metrics for a specific performance period or fiscal year pursuant to the terms of the Bonus Plan. Unless otherwise determined by the plan administrator, participants must be actively employed and in good standing with the Company on the date the award is paid. The plan administrator may terminate the Bonus Plan at any time, provided such termination shall not affect the payment of any awards accrued under the Bonus Plan prior to the date of the termination.

Agreements with Our Named Executive Officers

We have entered into employment agreements with each of our named executive officers. The employment agreements generally provide for at-will employment and set forth the executive officer’s initial base salary, bonus opportunities and eligibility for employee benefits. In addition, each of the executive officers is subject to confidentiality obligations and has agreed to assign to us any inventions developed during the term of their employment.

In connection with the closing of the Merger Transaction, the compensation committee approved the entering into of a standard form of employment agreement and severance and change in control agreement with each of our executive officers, which form agreements codified the terms of each executive’s employment, and in some instances clarified those terms and provide for certain enhanced benefits. The form agreements also provide greater consistency among executives’ employment and severance terms and compliance with Section 409A of the Internal Revenue Code of 1986, as amended. Each of our named executive officers other than Mr. Kalix entered into our standard form of employment agreement and severance and change in control agreement in January 2021, and an amended form of severance and change in control agreement in February 2021. Each of the employment agreements provides for at-will employment during an initial three-year term and maintains the executive officer’s current annual base salary and annual target cash incentive bonus as a proportion of base salary upon the achievement of certain performance goals determined by the Board or the compensation committee. The employment agreements further provide that the executive officers are eligible to participate in employee benefit plans maintained by SOC Telemed.

The individual terms of the employment agreements, including the historical employment agreements, other than the severance benefits under the standard form of severance and change in control agreement, with each of our named executive officers are summarized below. Additional terms contained in the employment agreements regarding equity grants and relocation assistance are also discussed below. A description of our standard form of severance and change in control agreement, as amended, and the severance benefits to which our named executive officers are entitled in the event of a change in control or certain terminations of their employment with us is provided below under the heading “— Potential Payments upon Termination or Change in Control.”

John W. Kalix

In June 2020, Mr. Kalix entered into an employment agreement to initially serve as President of Legacy SOC Telemed and then transition to the position of Chief Executive Officer within six months of his start date in July 2020. In connection with the closing of the Merger Transaction, Mr. Kalix was appointed as our Chief Executive Officer. In February 2021, Mr. Kalix entered into a first amendment to his employment agreement. The employment agreement, as amended, has no specific term, provides for at-will employment and sets forth Mr. Kalix’s initial annual base salary of $450,000, an annual target cash incentive bonus of 50% of his annual base salary upon the achievement of certain objective and/or subjective criteria determined by the Board or compensation committee, a guaranteed bonus of at least 50% of the target bonus with respect to the calendar 2020 cash bonus period and a cash bonus payment in the event of a change of control of SOC Telemed (other than in connection with the Merger Transaction). The employment agreement also provides that Mr. Kalix is eligible to participate in employee benefit plans maintained by SOC Telemed and includes relocation benefits entitling him to receive reimbursement for certain relocation and temporary housing expenses incurred of up to $100,000, grossed up for all applicable taxes. If Mr. Kalix’s employment is terminated by SOC Telemed without “cause,” if his employment is terminated as a result of disability or death or if he resigns for “good reason,” each term as defined in his employment agreement, subject to certain obligations, including signing and not revoking a separation agreement and release of claims, he or his estate, as the case may be, is entitled to receive termination benefits, including (a) severance pay comprising 12-months’ continuation of his annual base salary, (b) reimbursement of premiums for COBRA coverage during the applicable period of severance pay and (c) payment of the guaranteed bonus (if then unpaid); and if such separation occurs within one month prior to and in connection with a “change in control” of SOC Telemed, as such term is defined in his employment agreement, or within twelve months following a change in control of SOC Telemed, the severance period described above will be 18 months instead of 12 months and Mr. Kalix will receive one-and-one-half times his target cash incentive bonus with respect to the year in which his separation occurs.

In addition, pursuant to the employment agreement, as amended, upon the closing of the Merger Transaction, Mr. Kalix became entitled to receive a grant of restricted stock or restricted stock units equal to three percent of the fully diluted ownership of SOC Telemed (the “Base Full Value Award”), which grant of time- and performance-based restricted stock units was made in February 2021 pursuant to the 2020 Plan, subject to Mr. Kalix’s continued service on each applicable vesting date and the achievement of the applicable performance criteria. Mr. Kalix is further eligible to receive a grant of restricted stock or restricted stock units in an amount equal to fifteen percent of the Sponsor Earnout Shares, if any, that vest in accordance with the terms of the Merger Agreement and pursuant to the Sponsor Agreement (the “Sponsor Award”). If Mr. Kalix’s employment terminates due to his death or disability, he (or his estate) will remain vested in the portion of shares underlying the Base Full Value Award that was vested as of the date of termination, and if his employment is terminated by SOC Telemed without “cause” (and not due to his death or disability) or if he resigns for “good reason,” subject to certain obligations, including signing and not revoking a separation agreement and release of claims, Mr. Kalix will be entitled to receive accelerated vesting of the time-based vesting portion of the Base Full Value Award that would have vested over the one-year period following his separation and the performance-based vesting portion of such award that has been earned but not vested as of such date, had he remained in employment through such date; and if such separation occurs within one month prior to and in connection with a change in control of SOC Telemed, or within twelve months following a change in control of SOC Telemed, accelerated vesting of the remainder of the Base Full Value Award, the performance-based vesting component of which would convert to time-based vesting in such change in control. Furthermore, if any portion of the Sponsor Earnout Shares are earned within six months following the date of termination and such termination is not due to his death or disability, Mr. Kalix will vest in, and receive the portion of the Sponsor Award that he would have received had his employment continued.

Hai Tran

In January 2015, Mr. Tran entered into an employment agreement to serve as Chief Financial Officer of Legacy SOC Telemed commencing in March 2015. The employment agreement has no specific term, provides for at-will employment and sets forth Mr. Tran’s initial annual base salary of $350,000 and an annual target cash incentive bonus of 50% of his annual base salary upon the achievement of certain operational performance objectives determined by the Board or compensation committee. Mr. Tran also received incentive stock options pursuant to the 2014 Plan. The employment agreement also provides that Mr. Tran is eligible to participate in employee benefit plans maintained by SOC Telemed. If Mr. Tran’s employment is terminated by SOC Telemed without “cause” (and other than due to death or disability) or if Mr. Tran resigns for “good reason,” each term as defined in his employment agreement, subject to certain obligations, including delivery of a general release of claims in favor of SOC Telemed, Mr. Tran is entitled to receive, as severance benefits, 12-months’ continuation of his annual base salary and a pro-rated, cash lump-sum payment in an amount equal to the bonus he would have earned in respect of the fiscal year in which termination occurs.

In October 2020, Mr. Tran entered into a side letter agreement regarding his outstanding stock option grants of Legacy SOC Telemed common stock granted in June 2018, and each of which would have vested only upon a “change in control” (as defined in the 2014 Plan) of Legacy SOC Telemed. The side letter provides that these options will instead vest on November 15, 2021, subject to Mr. Tran’s continued service through such date and subject to accelerated vesting upon a prior termination by SOC Telemed without “cause” (as defined in the side letter). Upon a change in control of SOC Telemed prior to November 15, 2021, the vesting of the options described above will accelerate, subject to Mr. Tran’s continued service through such date. All separation payments and benefits pursuant to this side letter are contingent upon Mr. Tran executing and not revoking a release of claims in favor of SOC Telemed.

In connection with Mr. Tran’s appointment as President and Chief Operating Officer, Mr. Tran entered into a letter agreement in December 2020 providing for an issuance of a mix of time- and performance-based restricted stock units pursuant to the 2020 Plan with a target value equal to $3,750,000, subject to Mr. Tran’s continued service on each applicable vesting date and the achievement of the applicable performance criteria. The award of restricted stock units was granted in February 2021.

As described above, in January 2021, Mr. Tran entered into a new employment agreement and severance and change in control agreement, and an amended severance and change in control agreement in February 2021, in each case substantially in the Company’s standard form, which employment agreement codified Mr. Tran’s initial annual base salary of $350,000, increased the annual target cash incentive bonus to 75% of his annual base salary upon the achievement of certain operational performance objectives determined by the Board or compensation committee and provided for the foregoing award of restricted stock units.

R. Jason Hallock

In October 2019, Dr. Hallock entered into an employment agreement to serve as Chief Medical Officer of Legacy SOC Telemed commencing in December 2019. The agreement has no specific term, provides for at-will employment and sets forth Dr. Hallock’s initial annual base salary of $320,000 and an annual target cash incentive bonus of 40% of his annual base salary upon the achievement of certain operational performance objectives determined by the Board. Dr. Hallock is also entitled to receive incentive stock options pursuant to the 2014 Plan. The agreement also provides that Dr. Hallock is eligible to participate in employee benefit plans maintained by SOC Telemed. If Dr. Hallock’s employment is terminated by SOC Telemed without “cause” (and other than due to death or disability) or if Dr. Hallock resigns for “good reason,” subject to certain obligations, including delivery of a general release of claims in favor of SOC Telemed, Dr. Hallock is entitled to receive, as severance benefits, 6-months’ continuation of his annual base salary and six months of COBRA coverage.

In connection with the closing of the Merger Transaction, Dr. Hallock entered into an agreement in October 2020 by which he waived his rights to the incentive stock options described above in exchange for (a) a cash payment equal to the aggregate spread that would have existed under such options, had they been granted as contemplated and to the extent they would have been vested as of the closing date of the Merger Transaction, and (b) an issuance of a mix of time- and performance-based restricted stock units pursuant to the 2020 Plan with a target value equal to $1,500,000, subject to Dr. Hallock’s continued service on each applicable vesting date. The award of restricted stock units was granted in February 2021.

As described above, in January 2021, Dr. Hallock entered into a new employment agreement and severance and change in control agreement, and an amended severance and change in control agreement in February 2021, in each case substantially in the Company’s standard form, which employment agreement codified Dr. Hallock’s initial annual base salary of $320,000, the annual target cash incentive bonus of 40% of his annual base salary upon the achievement of certain operational performance objectives determined by the Board or compensation committee, a guaranteed bonus of at least 80% of the target bonus with respect to the calendar 2020 cash bonus period and provided for the foregoing award of restricted stock units.

Potential Payments upon Termination or Change in Control

The severance and change in control agreements of our named executive officers other than Mr. Kalix, whose severance benefits are described above under “— Agreements with Our Named Executive Officers,” provide for the following benefits in the event of qualifying termination with or without a “change in control” of the Company (as defined in the standard form of severance and change in control agreement), and in connection with an executive officer’s death or disability:

•        Qualifying termination without a change in control.    The executive officer will be entitled to receive (i) six-months’ (or, if such separation occurs by October 30, 2021, which is the one-year anniversary of the closing of the Merger Transaction, twelve months’) continuation of the executive officer’s annual base salary, (ii) a lump sum severance payment equal to the cash incentive compensation bonus the executive officer would have received in respect of the fiscal year in which the executive officer’s termination occurs, determined based on actual performance levels and prorated, and (iii) up to six months of COBRA coverage at the Company’s sole expense.

•        Qualifying termination during the one-month period prior to (and in connection with) or the one-year period following a change in control.    The executive officer will be entitled to receive (i) a lump sum severance payment equal to one times the executive officer’s annual base salary, (ii) a lump sum severance payment equal to the cash incentive compensation bonus the executive officer would have received in respect of the fiscal year in which such termination occurs, determined based on target performance levels and not prorated, (iii) up to one year of COBRA coverage at the Company’s sole expense, and (iv) accelerated vesting of all unvested time-based vesting awards. The treatment of any unvested performance-based equity award held by the executive officer will be subject to and governed by the provisions set forth in the award agreement evidencing such equity award.

•        Termination in connection with death or disability.    The executive officer or the executive officer’s estate will receive (i) a lump sum severance payment equal to the cash incentive compensation bonus the executive officer would have been entitled to receive in respect of the fiscal year in which the executive officer’s termination occurs, determined based on target performance levels and prorated, and (ii) an extended exercise period of up to one year with respect to any vested stock options held as of such separation date.

The severance payments and benefits described above are each contingent upon the executive officer’s delivery of a general release of claims in favor of the Company, compliance with non-solicitation and non-competition restrictions each lasting for one year following a separation for any reason, and compliance with indefinite confidentiality and non-disparagement obligations following a separation for any reason.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table provides information regarding outstanding equity compensation plan awards held by the named executive officer as of December 31, 2020.

	Option Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Hai Tran	—	395,578	(2)	$2.48	6/7/2028
	—	169,533	(2)	$3.71	6/7/2028

____________

(1)      All of the option awards were granted under Legacy SOC Telemed’s 2014 Plan, the terms of which are described in Note 18 to the consolidated financial statements included elsewhere in this prospectus. In connection with the closing of the Merger Transaction, the 2014 Plan and such option awards were assumed by SOC Telemed and converted into options to purchase shares of our Class A common stock. The number of shares and exercise prices set forth herein gives effect to this conversion.

(2)      The unvested option awards will vest in full on November 15, 2021, subject to Mr. Tran’s continued service through such date or earlier qualifying termination by SOC Telemed without “cause.”

Certain Relationships and Related Party Transactions

Other than compensation arrangements for our directors and executive officers, which are described elsewhere in this Proxy Statement, the following describes transactions since January 1, 2020, and each currently proposed transaction in which:

•        we have been or are to be a participant;

•        the amounts involved exceeded or will exceed $120,000; and

•        any of our directors, executive officers, or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Subordinated Note

On March 26, 2021, we issued an Unsecured Subordinated Promissory Note in principal amount of $13.5 million (the “Subordinated Note”) in favor of SOC Holdings LLC, an affiliate of Warburg Pincus and our largest stockholder, for proceeds of $11.5 million. The proceeds of the Subordinated Note were used to finance a portion of the purchase price consideration paid in connection with our acquisition of Access Physicians on March 26, 2021. The unpaid balance of the Subordinated Note will accrue interest at an escalating rate per annum initially equal to 7.47% plus the greater of LIBOR and 0.13% (the “Applicable Rate”), increasing to 10.87% plus the Applicable Rate on September 30, 2021, and then an additional 2.00% each year thereafter, and will be added to the principal amount of the Subordinated Note on a monthly basis. The maturity date of the Subordinated Note is the earliest to occur of September 28, 2026, and the occurrence of a change of control. The Subordinated Note is fully subordinated to our credit facility also entered into in connection with our acquisition of Access Physicians and may only be repaid in accordance with the terms of the credit agreement governing the credit facility. The Subordinated Note further provides that we are obligated to repay a portion of the principal amount outstanding under the credit facility and the balance of the Subordinated Note from the proceeds of any offering by us of our equity securities.

Amended and Restated Registration Rights Agreement

In connection with the closing of the Merger Transaction, we entered into an Amended and Restated Registration Rights Agreement, dated as of October 30, 2020 (the “Amended and Restated Registration Rights Agreement”), with the sponsor of the pre-Merger Transaction company, HCMC Sponsor LLC (the “Sponsor”), and SOC Holdings LLC. Under the Amended and Restated Registration Rights Agreement, we have agreed to register the resale, pursuant to Rule 415 under the Securities Act of 1933, certain shares of our Class A common stock and other equity securities that are held by the parties thereto from time to time and their permitted transferees.

In addition, pursuant to the terms of the Amended and Restated Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Sponsor and SOC Holdings LLC and their respective permitted transferees may demand at any time or from time to time, that the we file a registration statement on Form S-1, or any similar long-form registration statement, or, if available, on Form S-3, to register the shares of Class A common stock and other equity securities held by such securityholders. The Amended and Restated Registration Rights Agreement also provides “piggy-back” registration rights to such securityholders, subject to certain requirements and customary conditions, and contains certain restrictions on transfer with respect to the shares of Class A common stock held by the Sponsor or its permitted transferees immediately following the closing of the Merger Transaction for certain time periods ranging from between 30 days to one year after the closing, subject to certain exceptions.

Investor Rights Agreement

In connection with the closing of the Merger Transaction, we and SOC Holdings LLC entered into an Investor Rights Agreement, dated as of October 30, 2020 (the “Investor Rights Agreement”), pursuant to which, (a) for so long as SOC Holdings LLC, an entity affiliated with Warburg Pincus, holds at least fifty percent (50%) of the outstanding shares of our Class A common stock, it will have the right to designate up to five (5) directors for election to the Board, and the size of the Board will be set at nine (9) directors, (b) for so long as SOC Holdings LLC holds at least thirty-five percent (35%) but less than fifty percent (50%) of the outstanding shares of our Class A common stock, it will have the right to designate up to three (3) directors for election to the Board, and the size of the Board will be set at nine (9) directors, (c) for so long as SOC Holdings LLC holds at least fifteen percent (15%) but less than thirty-five percent (35%) of the outstanding shares of our Class A common stock, it will have the right to designate up to two (2) directors for election to the Board, and the size of the Board will be set at seven (7) directors and (d) for so long as SOC Holdings LLC holds at least five percent (5%) but less than fifteen percent (15%) of the outstanding shares of our Class A common stock, it will have the right to designate one (1) director for election to the Board, and the size of the Board will be set at seven (7) directors. Pursuant to the Investor Rights Agreement, we will take all necessary and desirable actions within our control such that, as of the effective time of the consummation of the Merger and from time to time, the size of the Board will be set at either seven (7) directors or nine (9) directors (in accordance with the terms above), unless the Board takes authorized action to increase the size of the Board and SOC Holdings LLC approves such action. Thomas J. Carella and Amr Kronfol, each a Managing Director of Warburg Pincus, are members of the Board and are deemed to be director designees of SOC Holdings LLC.

Board Nomination Rights Agreement

In connection with our acquisition of Access Physicians, we and Christopher Gallagher, M.D., the Chief Executive Officer of Access Physicians, entered into a Board Nomination Rights Agreement, dated as of March 26, 2021 (the “Board Nomination Rights Agreement”), pursuant to which we agreed to increase the size of the Board by one director and appointed Dr. Gallagher as a Class I Director (as defined in our certificate of incorporation) on March 30, 2021, to fill the vacancy thereby created. The Board Nomination Rights Agreement will terminate upon the earliest to occur after the date of the agreement of either of the following events: (i) Dr. Gallagher ceases to beneficially own at least 75% of the shares of Class A common stock that he received in his capacity as a seller at the closing of the acquisition or (ii) Dr. Gallagher’s employment with us is terminated for any reason. The Board Nomination Rights Agreement further provides that any shares of our Class A common stock and any securities convertible into or exchangeable for shares of our Class A common stock held by Dr. Gallagher will be subject to lock-up for three months following his resignation from the Board.

Sponsor Agreement

Concurrently with the execution of the Merger Agreement, the Sponsor and HCMC entered into a letter agreement dated as of July 29, 2020 (the “Sponsor Agreement”), pursuant to which, among other things, the Sponsor agreed to (a) waive certain anti-dilution rights set forth in HCMC’s existing charter that may result from the transactions contemplated by the Merger Agreement, (b) surrender to HCMC, immediately prior to the consummation of the Merger Transaction and for no consideration, up to 1,875,000 shares of HCMC’s then-outstanding Class B common stock (the “Sponsor Contingent Closing Shares”), with such number of surrendered shares being equal to the product of (i) 1,875,000 and (ii) the difference between (A) 1, minus (B) a fraction (not greater than 1 nor less than 0), the numerator of which is an amount equal to (w) HCMC’s cash as of the closing of the Merger Transaction, minus (x) the aggregate amount of cash proceeds that will be required to satisfy any stockholder redemptions, minus (y) the amount of HCMC’s transaction costs that remain unpaid at the closing of the Merger Transaction, minus (z) $250,000,000, and the denominator of which is $35,000,000, (c) subject to potential forfeiture 1,875,000 shares of HCMC’s then-outstanding Class B common stock (the “Sponsor Earnout Shares”) in accordance with the terms of the Merger Agreement, such that 50% of such shares will be forfeited if the volume-weighted average closing sale price of one share of our Class A common stock does not reach $12.50 for a period of at least 20 out of 30 consecutive trading days, and 50% of such shares will be forfeited if the volume-weighted average closing sale price of one share of our Class A common stock does not reach $15.00 for a period of at least 20 out of 30 consecutive trading days, in each case, prior to the seventh (7th) anniversary of the closing (subject to early vesting in the event of certain change of control transactions) and (d) support the transactions contemplated by the Merger Agreement, including agreeing to vote in favor of the adoption of the Merger Agreement at the special meeting of stockholders held on October 30, 2020. In connection with the closing of the Merger Transaction, the Sponsor surrendered and forfeited to the Company the 1,875,000 Sponsor Contingent Closing Shares. Steven J. Shulman, the Chairman of the Board of the Company and the Chief Executive Officer and a director of HCMC prior to the closing of the Merger Transaction, and Charles J. Ditkoff, the President and a director of HCMC prior to the closing of the Merger Transaction, were the managing members of the Sponsor prior to its dissolution in 2020.

Legacy SOC Telemed Financing Transactions

Equity Financings

In multiple closings during April 2018 and August 2018, Legacy SOC Telemed sold an aggregate of 11,290 units, each unit consisting of one share of Series I preferred stock and a warrant to purchase 23 shares of common stock at an exercise price of $0.01 per share, at a purchase price of $1,000 per unit, to SOC Holdings LLC for an aggregate purchase price of $11.3 million.

In multiple closings during December 2019, January 2020, March 2020 and June 2020, Legacy SOC Telemed sold an aggregate of 13,609 units, each unit consisting of one share of Series J preferred stock and a warrant to purchase 67 shares of common stock at an exercise price of $0.01 per share, at a purchase price of $1,000 per unit, to SOC Holdings LLC for an aggregate purchase price of $13.6 million.

Convertible Promissory Note Financing

In multiple closings during September 2020 and October 2020, Legacy SOC Telemed sold approximately $6.0 million aggregate principal amount of its subordinated convertible promissory notes to SOC Holdings LLC pursuant to a subordinated convertible promissory note purchase agreement, dated as of September 3, 2020. The notes accrued payment-in-kind interest at a rate of 13% per annum, would become immediately due and payable upon the closing of the Merger Transaction or other change of control, and otherwise become due and payable upon the written demand of SOC Holdings LLC upon the earlier of any time after June 30, 2023, and the occurrence, and during the continuance of, an event of default under the notes. Legacy SOC Telemed could voluntarily prepay the notes in whole or in part without penalty upon the approval of the majority of its disinterested directors. The notes entitled SOC Holdings LLC to elect, on behalf of all holders, to convert the principal amount of all outstanding notes into securities of the same type issued and sold by Legacy SOC Telemed for cash in its next equity financing or, in the event the Merger Agreement was terminated pursuant to its terms and the next equity financing was not consummated within three months after such termination, into units of Series J preferred stock and warrants as described above under “— Equity Financings.” The notes were repaid and extinguished in connection with the closing of the Merger Transaction.

Support Letter from Warburg Pincus

On August 14, 2020, WPXI Finance, LP and Warburg Pincus XI Partners, L.P., affiliates of Warburg Pincus and SOC Holdings LLC, issued a support letter to Legacy SOC Telemed for up to $15.0 million of funding to the extent needed so that Legacy SOC Telemed could meet its financial obligations through December 31, 2021. Following the initial closing of the financing described above under “— Convertible Promissory Note Financing,” the support letter was superseded and replaced by a new support letter dated September 23, 2020, pursuant to which WPXI Finance, LP and Warburg Pincus XI Partners, L.P. recommitted up to $15.0 million of funding to the extent needed so that Legacy SOC Telemed could meet its financial obligations through December 31, 2021. As a condition to the funding of the Subordinated Note described above under “— Subordinated Note,” the September support letter was terminated.

HCMC Financing Transactions

In September 2019, the Sponsor agreed to loan HCMC an aggregate of up to $300,000 pursuant to a promissory note to cover expenses related to HCMC’s initial public offering. The promissory note was non-interest bearing and payable on the earlier of March 31, 2020 or the completion of the initial public offering. The outstanding balance under the promissory note of $273,436 was repaid in December 2019.

In October 2019, HCMC issued an aggregate of 5,750,000 founder shares of its then-authorized Class B common stock in a private placement to the Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.004 per share. On December 12, 2019, HCMC effected a 1.1-for-1 stock dividend for each share of Class B common stock outstanding, resulting in the Sponsor holding an aggregate of 6,325,000 founder shares. Because the underwriters of HCMC’s initial public offering did not exercise their over-allotment opinion in full, 75,000 of such shares were forfeited in December 2019, resulting in 6,250,000 founder shares outstanding. In connection with the consummation of the Merger Transaction, 4,375,000 founder shares were converted into shares of Class A common stock on a one-for-one basis and the Sponsor surrendered and forfeited to the Company 1,875,000 Sponsor Contingent Closing Shares pursuant to the terms of the Merger Agreement and the Sponsor Agreement.

In December 2019, and simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 700,000 private placement units, each of which consists of one private placement share and one-half of one private placement warrant, in a private placement pursuant to a unit subscription agreement, dated December 12, 2019, at a price of $10.00 per unit, for an aggregate purchase price of $7,000,000. Each whole private placement warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. Upon the closing of the Merger Transaction, the private placement units separated into the component securities.

HCMC Advisory Services Agreement

HCMC agreed to pay MTS Health Partners L.P., an affiliate of the Sponsor, a fee in an amount equal to $1,750,000 for financial advisory services rendered in connection with HCMC’s identification, negotiation and consummation of its initial business combination. Charles J. Ditkoff, the President and a director of HCMC prior to the closing of the Merger Transaction, is a senior advisor to MTS Health Partners, L.P., and Dennis Conroy, the Chief Financial Officer of HCMC prior to the closing of the Merger Transaction, serves as Chief Operating and Financial Officer for MTS Health Partners, L.P. HCMC paid the fee to MTS Health Partners L.P. upon the consummation of the Merger Transaction.

Indemnification Agreements

Our certificate of incorporation contains provisions limiting the liability of directors, and our by-laws provide that we will indemnify the directors and executive officers to the fullest extent permitted under Delaware law. Our certificate of incorporation and by-laws also provide the Board with discretion to indemnify other employees and agents when determined appropriate by the Board. In addition, we have entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers.

Policies and Procedures for Transactions with Related Parties

We have adopted a written related party transactions policy which sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of transactions with related parties. Our audit committee has the primary responsibility for reviewing and approving, ratifying or rejecting “transactions with related parties,” which are transactions between us and any related party in which the aggregate amount involved exceeds or may be expected to exceed $120,000, and in which the related party has, had or will have a direct or indirect material interest. For purposes of the policy, a “related party” is any executive officer, director, nominee for director or beneficial owner of more than 5% of any class of our voting securities, in each case since the beginning of the previous fiscal year, and their immediate family members. In approving, ratifying or rejecting any such transaction, our audit committee is to consider, among other things, the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Report of the Audit Committee

The information contained in this report is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

The audit committee has reviewed and discussed with our management and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, our audited consolidated financial statements for the fiscal year ended December 31, 2020. Our audit committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with our audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

Submitted by the Audit Committee

Anne M. McGeorge, Chair
Dr. Bobbie Byrne
Steven J. Shulman (Member from January 2021 to May 2021)
Gyasi C. Chisley (Member since May 2021)

Additional Information

Stockholder Proposals to be Presented at Next Annual Meeting

Our amended and restated by-laws (our “by-laws”) provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice in writing to the Corporate Secretary at SOC Telemed, Inc., 1768 Business Center Drive, Suite 100, Reston, Virginia 20190, Attn: Corporate Secretary.

To be timely for the annual meeting of stockholders to be held in 2022, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m., Eastern Time, on February 3, 2022, and not later than 5:00 p.m., Eastern Time, on March 5, 2022 (or if the meeting is called for a date that is not within 45 days of June 3, 2022, which will be the anniversary of the Annual Meeting, by the later of the close of business on the date that is 90 days before the meeting or within 10 calendar days after our public announcement of the date of the meeting). A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our by-laws.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be presented at the annual meeting of stockholders to be held in 2022 must be received by us not later than January 10, 2022, in order to be considered for inclusion in our proxy materials for that meeting.

For nominees submitted for inclusion in our proxy materials pursuant to the proxy access provisions of our by-laws, the nomination notice and other materials required by these provisions must be delivered or mailed to and received by our Corporate Secretary in writing at the address listed above not earlier than 5:00 p.m., Eastern Time, on February 3, 2022, and not later than 5:00 p.m., Eastern Time, on March 5, 2022 (or if the meeting is called for a date that is not within 45 days of June 3, 2022, which will be the anniversary of the Annual Meeting, by the later of the close of business on the date that is 90 days before the meeting or within 10 calendar days after our public announcement of the date of the meeting). When submitting nominees for inclusion in our proxy materials pursuant to the proxy access provisions of our by-laws, stockholders must follow the notice procedures and provide the information required by our by-laws.

Available Information

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2020, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

SOC Telemed, Inc.

1768 Business Center Drive, Suite 100

Reston, Virginia 20190

Attn: Investor Relations

Our annual report on Form 10-K for the fiscal year ended December 31, 2020, is also available through our investor relations website at www.soctelemed.com.

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available via the internet, and you can submit your stockholder votes online or by telephone. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

•        Registered Owner (you hold our Class A common stock in your own name through our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): Visit www.continentalstock.com and sign into your account to enroll.

•        Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or other nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or other nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may contact our transfer agent, Continental Stock Transfer & Trust Company, through its website at www.continentalstock.com or by phone at (212) 509-4000.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report and proxy materials unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

Upon written or oral request, we will promptly deliver a separate copy of our Annual Report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of our Annual Report and other proxy materials, you may write our Corporate Secretary at SOC Telemed, Inc., 1768 Business Center Drive, Suite 100, Reston, Virginia 20190, Attn: Corporate Secretary, or call us at (866) 483-9690.

Any beneficial owners holding shares in street name who share the same address and receive multiple copies of our Annual Report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Corporate Secretary at the address or telephone number listed above.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present, and has not been informed that any other person intends to present, any matter before the Annual Meeting other than those matters specified in the Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will vote in respect thereof in accordance with their best judgment.

By Order of the Board of Directors,

Eunice J. Kim General Counsel and Corporate Secretary Reston, Virginia May 10, 2021

Annex A

SOC TELEMED, INC.

2020 EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated Effective March 19, 2021)

1.        General; Purpose.

(a)        The Plan provides a means by which Eligible Employees and/or Eligible Service Providers of either the Company or a Designated Company may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees and/or Eligible Service Providers.

(b)        The Company, by means of the Plan, seeks to retain and assist its Related Corporations or Affiliates in retaining the services of such Eligible Employees and Eligible Service Providers, to secure and retain the services of new Eligible Employees and Eligible Service Providers and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations and Affiliates.

(c)        The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code, including without limitation, to extend and limit Plan participation in a uniform and non-discriminating basis. In addition, this Plan authorizes grants of Purchase Rights under the Non-423 Component that do not meet the requirements of an Employee Stock Purchase Plan. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component. In addition, the Company may make separate Offerings which vary in terms (provided that such terms are not inconsistent with the provisions of the Plan and, with respect to the 423 Component, the requirements of an Employee Stock Purchase Plan), and the Company will designate which Designated Company is participating in each separate Offering and if any Eligible Service Providers will be eligible to participate in a separate Offering. Eligible Employees will be able to participate in the 423 Component or Non-423 Component of the Plan. Eligible Service Providers will only be able to participate in the Non-423 Component of the Plan.

2.        Administration.

(a)        The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)        The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)        To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii)        To designate from time to time which Related Corporations will be eligible to participate in the Plan as Designated 423 Corporations or as Designated Non-423 Corporations, which Affiliates will be eligible to participate in the Plan as Designated Non-423 Corporations, and which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).

(iii)        To designate from time to time which persons will be Eligible Service Providers and which Eligible Service Providers will participate in each separate Offering (to the extent that the Company makes separate Offerings).

(iv)        To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(v)        To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

Annex A-1

(vi)        To suspend or terminate the Plan at any time as provided in Section 12.

(vii)        To amend the Plan at any time as provided in Section 12.

(viii)        Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company, its Related Corporations, and Affiliates and to carry out the intent that the 423 Component be treated as an Employee Stock Purchase Plan.

(ix)        To adopt such rules, procedures and sub-plans relating to the operation and administration of the Plan as are necessary or appropriate under applicable local laws, regulations and procedures to permit or facilitate participation in the Plan by Employees or Eligible Service Providers who are non-U.S. nationals or employed or providing services or located or otherwise subject to the laws of a jurisdiction outside the United States. Without limiting the generality of, but consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans, which, for purposes of the Non-423 Component, may be beyond the scope of Section 423 of the Code, regarding, without limitation, eligibility to participate in the Plan, handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements.

(c)        The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d)        All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.        Shares of Common Stock Subject to the Plan.

(a)        Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 2% of the fully diluted capitalization of the Company on the Effective Date, plus the number of shares of Common Stock that are automatically added on the first day of each Fiscal Year beginning with the 2021 Fiscal Year and ending on (and including) the first day of the 2031 Fiscal Year, in an amount equal to lesser of (i) 1% of the total number of shares of Common Stock outstanding on the last day of the calendar month prior to the date of such automatic increase and (ii) 1,000,000 shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any fiscal year to provide that there will be no increase in the share reserve for such fiscal year or that the increase in the share reserve for such fiscal year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(b)        If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c)        The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4.        Grant of Purchase Rights; Offering.

(a)        The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees and/or Eligible Service Providers under an Offering (consisting of one or more Purchase Periods) on an

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Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering will be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the Offering Document or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b)        If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c)        The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Offering Period and Purchase Period.

5.        Eligibility.

(a)        Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation or, solely with respect to the Non-423 Component, Employees of an Affiliate or Eligible Service Providers.

(b)        The Board may provide that Employees will not be eligible to be granted Purchase Rights under the Plan if, on the Offering Date, the Employee (i) has not completed at least two (2) years of service since the Employee’s last hire date (or such lesser period of time as may be determined by the Board in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Board in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Board in its discretion), (iv) is an Officer, (v) is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code, or (vi) has not satisfied such other criteria as the Board may determine consistent with Section 423 of the Code. Unless otherwise determined by the Board for any Offering Period, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee customarily works more than twenty (20) hours per week and more than five (5) months per calendar year.

(c)        No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five (5) percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(d)        As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds U.S. $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e)        An Eligible Service Provider will not be eligible to be granted Purchase Rights unless the Eligible Service Provider is providing bonafide services to the Company or a Designated Company on the applicable Offering Date.

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(f)        Notwithstanding anything set forth herein except for Section 5(e) above, the Board may establish additional eligibility requirements, or fewer eligibility requirements, for Employees and/or Eligible Service Providers with respect to Offerings made under the Non-423 Component even if such requirements are not consistent with Section 423 of the Code.

6.        Purchase Rights; Purchase Price.

(a)        On each Offering Date, each Eligible Employee or Eligible Service Provider, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock (rounded down to the nearest whole share) purchasable either with a percentage or with a maximum dollar amount, as designated by the Board; provided however, that in the case of Eligible Employees, such percentage or maximum dollar amount will in either case not exceed 15% of such Employee’s eligible earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering, unless otherwise provided for in an Offering.

(b)        The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c)        In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering, and (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable on exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.

(d)        The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:

(i)        an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii)        an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7.        Participation; Withdrawal; Termination.

(a)        An Eligible Employee may elect to authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified by the Company, an enrollment form provided by the Company or any third party designated by the Company (each, a “Company Designee”). The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable laws or regulations require that Contributions be deposited with a Company Designee or otherwise be segregated.

(b)        If permitted in the Offering, a Participant may begin Contributions with the first payroll or payment date occurring on or after the Offering Date (or, in the case of a payroll date or payment date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll or payment will be included in the new Offering) or on such other date as set forth in the Offering. If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under applicable laws or regulations or if specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through a payment by cash, check (subject to collection), or wire transfer prior to a Purchase Date, in a manner directed by the Company or a Company Designee.

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(c)        During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or a Company Designee a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. On such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions without interest and such Participant’s Purchase Right in that Offering will then terminate. A Participant’s withdrawal from that Offering will have no effect on his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(d)        Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Eligible Employee or Eligible Service Provider for any reason or for no reason, or (ii) is otherwise no longer eligible to participate. The Company shall have the exclusive discretion to determine when a Participant is no longer actively providing services and the date of the termination of employment or service for purposes of the Plan. As soon as practicable, the Company will distribute to such individual all of his or her accumulated but unused Contributions without interest.

(e)        During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(f)        Unless otherwise specified in the Offering or required by applicable laws, the Company will have no obligation to pay interest on Contributions.

8.        Exercise of Purchase Rights.

(a)        On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock (rounded down to the nearest whole share), up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering. Shares of Common Stock acquired on exercise of Purchase Rights shall, in the sole discretion of the Company, be (and, subject to the terms of this Plan, remain) held in each Participant’s name by such broker(s) as may be selected by the Company from time to time.

(b)        Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date in an Offering, then such remaining amount will roll over to the next Offering.

(c)        No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued on such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, non-U.S. and other securities, exchange control, and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than three (3) months from the original Purchase Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all applicable laws or regulations, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed as soon as practicable to the Participants without interest.

9.        Covenants of the Company. The Company will seek to obtain from each U.S. federal or state, non-U.S. or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights or to issue and sell Common Stock on exercise of such Purchase Rights.

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10.        Designation of Beneficiary.

(a)        The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock or Contributions from the Participant’s account under the Plan if the Participant dies before such shares or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation or change must be on a form approved by the Company or as approved by the Company for use by a Company Designee.

(b)        If a Participant dies, in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may subject delivery of such shares of Common Stock and Contributions to the appointment of an estate representative, deliver such shares of Common Stock and Contributions, without interest, to the Participant’s spouse, dependents or relatives (or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate), or take such other action as permitted by applicable law.

11.        Capitalization Adjustments; Dissolution or Liquidation; Corporate Transactions.

(a)        In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding, and conclusive.

(b)        In the event of a dissolution or liquidation of the Company, the Board will shorten any Offering then in progress by setting a New Purchase Date prior to the consummation of such proposed dissolution or liquidation. The Board will notify each Participant in writing, prior to the New Purchase Date that the Purchase Date for the Participant’s Purchase Rights has been changed to the New Purchase Date and that such Purchase Rights will be automatically exercised on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering as provided in Section 7.

(c)        In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) prior to the Corporate Transaction under the outstanding Purchase Rights (with such actual date to be determined by the Board in its sole discretion), and the Purchase Rights will terminate immediately after such purchase. The Board will notify each Participant in writing, prior to the New Purchase Date that the Purchase Date for the Participant’s Purchase Rights has been changed to the New Purchase Date and that such Purchase Rights will be automatically exercised on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering as provided in Section 7.

12.        Amendment, Termination or Suspension of the Plan.

(a)        The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable laws, regulations or listing requirements, including any amendment that either (i) increases the number of shares of Common Stock available for issuance under the Plan, (ii) expands the class of individuals eligible to become Participants and receive Purchase Rights, (iii) materially increases the benefits accruing to Participants under the Plan or reduces the price at which shares of Common Stock may be purchased under the Plan, (iv) extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable laws, regulations, or listing requirements.

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(b)        The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c)        Any benefits, privileges, entitlements, and obligations under any outstanding Purchase Rights granted before an amendment, suspension, or termination of the Plan will not be materially impaired by any such amendment, suspension, or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain any special tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right or the 423 Component complies with the requirements of Section 423 of the Code.

13.        Section 409A of the Code; Tax Qualification.

(a)        Purchase Rights granted under the 423 Component are intended to be exempt from the application of Section 409A of the Code under U.S. Treasury Regulation Section 1.409A-1(b)(5)(ii). Purchase Rights granted under the Non-423 Component to U.S. taxpayers are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities will be construed and interpreted in accordance with such intent. Subject to Section 13(b) below, Purchase Rights granted to U.S. taxpayers under the Non-423 Component will be subject to such terms and conditions that will permit such Purchase Rights to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the shares subject to a Purchase Right be delivered within the short-term deferral period. Subject to Section 13(b) below, in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Board determines that a Purchase Right or the exercise, payment, settlement, or deferral thereof is subject to Section 409A of the Code, the Purchase Right will be granted, exercised, paid, settled, or deferred in a manner that will comply with Section 409A of the Code, including U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the Purchase Right that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Board with respect thereto.

(b)        Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States, or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 13(a) above. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

14.        Effective Date of Plan. The Plan will become effective on the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or, if required under Section 12(a) above, amended) by the Board.

15.        Miscellaneous Provisions.

(a)        Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b)        A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired on exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c)        The Plan and Offerings do not constitute an employment or service contract. Nothing in the Plan or in the Offerings will in any way alter the at-will nature of a Participant’s employment, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue his or her employment or service relationship with the Company, a Related Corporation, or an Affiliate, or on the part of the Company, a Related Corporation, or an Affiliate to continue the employment or service of a Participant.

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(d)        The provisions of the Plan will be governed by the laws of the Commonwealth of Virginia without resort to that state’s conflicts of laws rules. For purposes of litigating any dispute that may arise directly or indirectly from the Plan or any Offering, the parties hereby submit and consent to the exclusive jurisdiction of the Commonwealth of Virginia and agree that any such litigation shall be conducted only in the courts of Virginia or the federal courts of the United States located in Virginia and no other courts.

(e)        If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.

(f)        If any provision of the Plan does not comply with applicable laws or regulations, such provision will be construed in such a manner as to comply with applicable laws or regulations.

(g)    The Company shall maintain a procedure for identifying shares of Common Stock acquired pursuant to Purchase Rights in accordance with Section 6039 of the Code, and may provide each Participant and the Internal Revenue Service with such information as may be required pursuant to Section 6039 of the Code and the Treasury Regulations thereunder (which may include without limitation each Participant’s name, social security number or taxpayer identification number, amount of Common Stock acquired pursuant to Purchase Rights and applicable purchase price).

16.        Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)        “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(b)        “Affiliate” means any entity, other than a Related Corporation, in which the Company has an equity or other ownership interest or that is directly or indirectly controlled by, controls, or is under common control with the Company, in all cases, as determined by the Board, whether now or hereafter existing.

(c)        “Board” means the Board of Directors of the Company.

(d)        “Capitalization Adjustment” means, with respect to the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board, a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Common Stock, subdivision of the Common Stock, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of Common Stock or other securities of the Company or other significant corporate transaction, or other change affecting the Common Stock occurs.

(e)        “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(f)        “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

(g)        “Common Stock” means the Class A common stock of the Company, par value $0.0001 per share.

(h)        “Company” means SOC Telemed, Inc., a Delaware corporation.

(i)        “Contributions” means the payroll deductions or other payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already contributed the maximum permitted amount of payroll deductions and other payments during the Offering.

(j)        “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)        a transfer of all or substantially all of the Company’s assets;

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(ii)        a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person; or

(iii)        the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding capital stock.

(k)        “Designated 423 Corporation” means any Related Corporation selected by the Board as participating in the 423 Component.

(l)        “Designated Company” means any Designated Non-423 Corporation or Designated 423 Corporation, provided, however, that at any given time, a Related Corporation participating in the 423 Component will not be a Related Corporation participating in the Non-423 Component.

(m)        “Designated Non-423 Corporation” means any Related Corporation or Affiliate selected by the Board as participating in the Non-423 Component.

(n)        “Director” means a member of the Board.

(o)        “Effective Date” means October 30, 2020.

(p)        “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan. For purposes of the Plan, the employment relationship will be treated as continuing intact while the Employee is on sick leave or other leave of absence approved by the Company or a Related Corporation or Affiliate that directly employs the Employee. Where the period of leave exceeds three (3) months and the Employee’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.

(q)        “Eligible Service Provider” means a natural person or a wholly-owned corporate alter ego of such natural person other than an Employee or Director who (i) is designated by the Committee to be an “Eligible Service Provider,” (ii) provides bonafide services to the Company or a Related Corporation, and (iii) meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such person also meets the requirements for eligibility to participate set forth in the Plan.

(r)        “Employee” means any person, including an Officer or Director, who is treated as an employee in the records of the Company or a Related Corporation or Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(s)        “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(t)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(u)        “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)        If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in such source as the Board deems reliable;

(ii)        If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in such source as the Board deems reliable; or

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(iii)        In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Board in compliance with applicable laws and regulations and in a manner that complies with Sections 409A of the Code.

(v)        “Fiscal Year” means the fiscal year of the Company.

(w)        “New Purchase Date” means a new Purchase Date set by shortening any Offering then in progress.

(x)        “Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees and Eligible Service Providers.

(y)        “Offering” means the grant to Eligible Employees or Eligible Service Providers of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(z)        “Offering Date” means a date selected by the Board for an Offering to commence.

(aa)        “Offering Period” means a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Board pursuant to the Plan.

(bb)        “Officer” means a person who is an officer of the Company or a Related Corporation or Affiliate within the meaning of Section 16 of the Exchange Act.

(cc)        “Participant” means an Eligible Employee or Eligible Service Provider who holds an outstanding Purchase Right.

(dd)        “Plan” means this SOC Telemed, Inc. 2020 Employee Stock Purchase Plan, including both the 423 Component and the Non-423 Component, as amended from time to time.

(ee)        “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(ff)        “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(gg)        “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(hh)        “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(ii)        “Securities Act” means the U.S. Securities Act of 1933, as amended.

(jj)        “Trading Day” means any day on which the exchange or market on which shares of Common Stock are listed is open for trading.

o O o

Annex A-10

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK * * * EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Daylight Time, on June 2, 2021. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/soctelemed/2021 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this X PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” CLASS I DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND “FOR” EACH OF PROPOSALS 2, 3 AND 4. 1. Election of Class I Directors FOR ALL FOR ALL EXCEPT WITHHOLD FOR ALL (1) Steven J. Shulman (2) Dr. Christopher M. Gallagher (3) Joseph P. Greskoviak (Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and strike a line through that nominee’s name in the list above) 2. Ratification of the appointment of PricewaterhouseCoopers LLP as SOC Telemed’s independent registered public accounting firm for the fiscal year ending December 31, 2021. FOR AGAINST ABSTAIN 3. Approval of the amendment and restatement of SOC Telemed’s 2020 Employee Stock Purchase Plan. FOR AGAINST ABSTAIN 4. Approval of the issuance of Class A common stock as contingent consideration in connection with the acquisition of Access Physicians. FOR AGAINST ABSTAIN CONTROL NUMBER SignatureSignature, if held jointly Date , 2021 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 3, 2021 To view the 2021 Proxy Statement, 2020 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/soctelemed/2021 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED SOC TELEMED, INC. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints John W. Kalix and Christopher K. Knibb, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of Class A common stock of SOC Telemed, Inc. held of record by the undersigned at the close of business on April, 19, 2021, at the Annual Meeting of Stockholders of SOC Telemed, Inc. to be held at 9:00 a.m. EDT on June 3, 2021, or at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS “FOR ALL” CLASS I DIRECTOR NOMINEES NAMED IN PROPOSAL NO. 1, “FOR” EACH OF PROPOSALS NO. 2, NO. 3 AND NO. 4, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. 17876 SOC Telemed Proxy Card REV1- Back (Continued, and to be marked, dated and signed, on the other side)